SEMIANNUAL REPORT
FEBRUARY 28, 2003

PRUDENTIAL
CALIFORNIA MUNICIPAL FUND/
CALIFORNIA SERIES

FUND TYPE
Municipal bond

OBJECTIVE
Maximize current income that is exempt from California State and federal income taxes, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of The
Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                 Prudential Financial (LOGO)

Prudential California Municipal Fund       California Series

Performance at a Glance

INVESTMENT GOALS AND STYLE
The investment objective of the Prudential California
Municipal Fund/California Series (the Series) is to maximize current income that is exempt from California State and federal income taxes, consistent with the preservation of capital. However, certain shareholders may be subject to the federal alternative minimum tax (AMT) because some of the Series' bonds are subject to the AMT. There can be no assurance that the Series will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of total investments as of 2/28/03.

     52.3%    General Obligation Bonds
     42.4     Revenue Bonds
      2.9     Prerefunded
      2.4     Cash & Equivalents

Portfolio composition is subject to change.

Credit Quality

Expressed as a percentage of total investments as of 2/28/03.

      1.1%    AAA
     61.0     AAA Insured
      9.3     AA
      8.2     A
     13.3     BBB
      2.4     Cash & Equivalents
      4.7     Not Rated* (Prudential ratings used):

     Breakout:     1.0     AAA
                   1.4     BBB
                   2.3     B

*Not rated bonds are believed to be of comparable quality to rated investments.

Credit quality is subject to change.

Ten Largest Issuers

Expressed as a percentage of total investments as of 2/28/03.

     10.9%    Southern California Public
              Power Authority
     10.2     Santa Margarita/Dana Point
              Authority
      7.7     Orange County Local
              Transportation Authority
      4.8     Long Beach Harbor Revenue
      4.3     Metro Water District
              of Southern California
      3.8     Chula Vista
      3.8     Puerto Rico Commonwealth
      3.7     San Bernardino County
      3.4     California Water & Power Supply
      3.3     South Orange County
              Public Finance Authority

Holdings are subject to change.

                         www.prudential.com   (800) 225-1852

Semiannual Report     February 28, 2003

     Cumulative Total Returns1                          As of 2/28/03

                                Six Months   One Year  Five Years    Ten Years         Since Inception2
Class A                           2.96%       6.81%      31.05%     76.69%  (76.40)    138.95%  (138.57)
Class B                           2.83        6.54       29.38      71.14   (70.87)    268.23   (258.06)
Class C                           2.70        6.28       27.80            N/A           63.15    (62.89)
Class Z                           3.09        6.98       32.52            N/A           51.36    (51.24)
Lehman Bros. Muni Bond Index3     3.36        7.67       34.31           84.67                ***
Lipper CA Muni Debt Funds Avg.4   2.31        5.81       26.62           73.18               ****

     Average Annual Total Returns1                      As of 3/31/03

                                One Year  Five Years   Ten Years    Since Inception2
Class A                           6.57%     4.97%     5.70% (5.68)    6.59% (6.58)
Class B                           4.50      5.15      5.67  (5.65)    7.29  (7.12)
Class C                           7.15      4.84          N/A         5.69  (5.67)
Class Z                          10.14      5.83          N/A         6.58  (6.57)
Lehman Bros. Muni Bond Index3     9.89      6.07          6.45           ***
Lipper CA Muni Debt Funds Avg.4   8.40      4.82          5.76          ****

     Distributions and Yields                      As of 2/28/03

                                            Taxable Equivalent 30-Day Yield 5
          Total Distributions       30-Day         at Tax Rates of
          Paid for Six Months     SEC Yield      35.0%     38.6%
Class A         $0.34               2.76%        4.68%     4.96%
Class B         $0.32               2.60         4.41      4.67
Class C         $0.31               2.34         3.97      4.20
Class Z         $0.35               3.09         5.24      5.55

Past performance is not indicative of future results.
Principal value and investment return will fluctuate
so that an investor's shares, when redeemed, may be
worth more or less than their original cost. 1Source:
Prudential Investments LLC, Lehman Brothers, and
Lipper Inc. The cumulative total returns do not take
into account applicable sales charges. If reflected,
the applicable sales charges would reduce the
performance quoted. The average annual total returns
do take into account applicable sales charges.
Without the distribution and service (12b-1) fee
waiver of 0.05% and 0.25% for Class A and C shares
respectively, the returns would have been lower. The
Series charges a maximum front-end sales charge of 3%
for Class A shares, and a 12b-1 fee of up to 0.30%
annually. In some circumstances, Class A shares may
not be subject to a front-end sales charge, but may
be subject to a 1% contingent deferred sales charge
(CDSC) for the first year. Class B shares are subject
to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for
six years respectively after purchase, and a 12b-1
fee of 0.50% annually. Approximately seven years
after purchase, Class B shares will automatically
convert to Class A shares on a quarterly basis. Class
C shares are subject to a front-end sales charge of
1% and a CDSC of 1% for shares redeemed within 18
months of purchase, and a 12b-1 fee of up to 1.00%
annually. Class Z shares are not subject to a sales
charge or 12b-1 fees. Without waiver of management
fees and/or expense subsidization, the Series'
returns would have been lower, as indicated in
parentheses. The returns in the tables above do not
reflect the deduction of taxes that a shareholder
would pay on fund distributions or following the
redemption of fund shares. 2Inception dates: Class A,
1/22/90; Class B, 9/19/84; Class C, 8/1/94; and Class
Z, 9/18/96. 3The Lehman Brothers (Bros.) Municipal
(Muni) Bond Index is an unmanaged index of over
39,000 long-term investment-grade municipal bonds.
Investors cannot invest directly in an index. 4The
Lipper Average represents returns based on an average
of all funds in each share class in the Lipper
California (CA) Municipal (Muni) Debt Funds category
for the periods noted. Funds in the Lipper Single-
State Muni Debt Funds Average limit their assets to
those securities that are exempt from taxation in a
specified state (double tax-exempt) or city (triple
tax-exempt). 5Taxable equivalent yields reflect
federal and applicable state tax rates. The returns
for the Lehman Bros. Muni Bond Index and the Lipper
CA Muni Debt Funds Average would be lower if they
included the effects of sales charges and taxes, or
in the case of the Lehman Bros. Muni Bond Index,
operating expenses. *** Lehman Bros. Muni Bond Index
Since Inception cumulative returns as of 2/28/03 are
154.63% for Class A, 370.64% for Class B, 77.18% for
Class C, and 51.99% for Class Z. Lehman Bros. Muni
Bond Index Since Inception average annual returns as
of 3/31/03 are 7.36% for Class A, 8.74% for Class B,
6.83% for Class C, and 6.66% for Class Z. **** Lipper
Since Inception cumulative returns as of 2/28/03 are
137.82% for Class A, 313.58% for Class B, 66.38% for
Class C, and 43.32% for Class Z. Lipper Since
Inception average annual returns as of 3/31/03 are
6.79% for Class A, 7.96% for Class B, 6.03% for Class
C, and 5.68% for Class Z.
                                                   1

Prudential Financial (LOGO)              April 15, 2003

DEAR SHAREHOLDER,
Conditions in the municipal bond market fluctuated widely during the California Series' six-month reporting period ended February 28, 2003.
Nevertheless, a back-to-basics approach to investing that favors bonds and other relatively conservative assets prevailed in the financial markets. Bond funds, including those that invest in municipal debt securities, benefited accordingly.

For the reporting period, the Series underperformed the Lehman Brothers Municipal Bond Index (the Index), but the Series returned more than the average comparable fund as measured by the Lipper California
Municipal Debt Funds Average (the Lipper Average). On the following pages, the Series' management team describes conditions in the municipal bond market and explains the Series' performance.

In March 2003 I was named president of the Fund. I am pleased to lead an organization aimed at offering a high-quality product based on consistent investment disciplines-a point of stability in today's turbulent markets. At Prudential Financial, we recommend that you work closely with a financial professional if you are considering making any changes to your investment strategy. As always, we appreciate your continued confidence in Prudential mutual funds and look forward to serving your future investment needs.

Sincerely,

Judy A. Rice, President
Prudential California Municipal Fund

Prudential California Municipal Fund       California Series

Semiannual Report     February 28, 2003

INVESTMENT ADVISER'S REPORT

MUNICIPAL BONDS EDGED HIGHER IN VOLATILE PERIOD
Our six-month reporting period that began September
1, 2002 was a time of heightened volatility in the municipal bond market. A temporary rebound in the stock market, a large supply of newly issued tax-exempt securities, a change in U.S. monetary policy, and geopolitical developments drove the large swings in municipal bond prices. We maintained an investment strategy that provided the Series with flexibility to respond readily to changing market conditions.

Early in our reporting period, municipal bonds gained in value to such an extent that a correction in the market was virtually inevitable. Therefore, when the equity market began to recover in October 2002, demand for municipal bonds faded temporarily and their prices plunged. The tax-exempt market was also pressured by a large amount of newly issued municipal bonds in October.

The sell-off in municipal bonds soon turned into a rally. Investors began to pay higher prices (and accept lower yields) for tax-exempt bonds, anticipating that the Federal Reserve (the Fed) would lower borrowing costs to boost economic growth. In November, the Fed cut the rate banks charge each other for overnight loans by half a percentage point to 1.25%, the lowest level in 41 years.

Municipal bond prices edged higher in December and for much of the remainder of our reporting period, albeit in an uneven pattern. There was speculation that the Fed would soon cut rates again to help the fragile economy. Data indicated that the threat of war with Iraq, rising oil prices, and a weak job market hurt consumer spending, the main engine of economic growth. Prices of California municipal bonds increased less than municipal bonds of issuers in most other states during our reporting period partly because Golden State investors had to absorb such a huge supply of new securities. For example, in January 2003, we invested in bonds backed by

Prudential California Municipal Fund       California Series

Semiannual Report     February 28, 2003

California's share of the national settlement with the tobacco industry. This $3 billion bond issue was priced very attractively because of its large size and to compensate investors concerned about risk within the tobacco business. Overall, the more modest gain in the prices of California municipal bonds compared to those of most other states is the reason that the Series underperformed the Index for the six months under review.

STATE OF CALIFORNIA CREDIT RATING DOWNGRADED
The ongoing economic malaise in the United States continued to dramatically affect California during our reporting period. Due to substantial reliance upon personal income tax, particularly the capital gains component, California's anticipated revenues declined far more than expected. Its cash position deteriorated, and the Golden State is expected to issue about $11 billion of revenue anticipation warrants during June of 2003 in order to pay previously issued revenue anticipation notes that will mature in June 2003. (We do not invest in either the warrants or notes because they are short-term securities.)

Absent corrective action, California faces a combined estimated budget gap of nearly $35 billion through June 30, 2004. The conflict between cutting expenses and/or raising taxes has caused near paralysis among lawmakers. Nevertheless, we believe California will ultimately act to maintain its fiscal integrity.
Standard & Poor's (S&P) Ratings Group cut the Golden
State's general obligation (GO) bond credit rating to single-A from single-A plus, and Moody's Investors
Service lowered its California GO bond rating to A2 from A1. Not surprisingly, the State of California GO bonds performed rather poorly for the six months ended February 28, 2003. We believe our decision to limit the Series' exposure to them enhanced the Series' performance relative to the Lipper Average during our reporting period.

INCREASED EXPOSURE TO BONDS RATED AAA
Given the fiscal challenges facing California and the
frequent changes in the level of interest rates, we
continued to work toward achieving the right
                  www.prudential.com   (800) 225-1852

balance in the Series with regard to two important characteristics. The first was credit quality, which involves the Series' exposure to high-quality bonds versus low-quality bonds. The second was interest-rate sensitivity, which involves the Series' exposure to bonds with good potential for price appreciation versus bonds that behave defensively during a sell-off in the fixed income market.

From the perspective of credit quality, insured and uninsured bonds rated AAA (including not-rated bonds considered AAA by Prudential) accounted for 63% of the Series' total investments as of February 28, 2003, up from 58% as of August 31, 2002. The uncertainty fostered by the threat of war with Iraq and deteriorating economic conditions bolstered the appeal of insured municipal bonds, which performed better than lower-quality municipal bonds for the six months under review, according to the Lehman Brothers
Insured Bond Index. Municipal bonds of below-investment-grade quality rated BB or lower (including not-rated bonds considered BB or lower by Prudential) comprised 2% of the Series' total investments at the end of our reporting period, unchanged from six months earlier.

WELL-TIMED SHIFTS IN SERIES' ASSET ALLOCATION
In the volatile interest-rate environment, we maintained a barbell strategy that focused on two types of bonds. One side of our barbell emphasized
AAA-rated, insured zero coupon bonds, which are so named because they pay no interest and are sold at discounted prices to make up for their lack of periodic interest payments. Zero coupon bonds are the most interest-rate-sensitive of all bonds, which enables them to perform better than other types of bonds when interest rates decline and bond prices move higher.

The other side of our barbell emphasized
intermediate-term bonds whose higher coupon rates
provided the Series with considerable interest
income. These bonds are considered to have defensive
characteristics, as their prices tend to hold up
relatively well when the municipal bond market sells
off. The bonds are attractive to investors who want
the solid income that they provide.
                                                   5

Prudential California Municipal Fund       California Series

Semiannual Report     February 28, 2003

We periodically adjusted our coupon barbell strategy as needed. When the municipal bond market began to correct in early October as previously discussed, we trimmed the Series' exposure to zero coupon bonds and long-term deeply discounted bonds that pay interest income semiannually. We reinvested the proceeds in additional intermediate-term higher-coupon bonds. Our shift in asset allocation shortened the Series' duration, a measure of its sensitivity to changes in the level of interest rates that is expressed in years. A shorter duration helped to protect the value of the Series as municipal bond prices fell to their lowest level of the reporting period in October.

During November, we began to reverse our earlier move. We cut exposure to intermediate-term higher coupon bonds and bought zero coupon bonds, which were priced attractively by that time. This lengthened the Series' duration, which helped it benefit more fully from the municipal bond rally later in our reporting period. We believe our timely asset allocation shifts enhanced the Series' performance relative to its Lipper Average during our reporting period.

LOOKING AHEAD
We will look for strong investment opportunities among new municipal bonds of California issuers.
During 2003, we expect the volume of new tax-exempt securities in the Golden State to exceed the total in 2002 as state and local governments turn increasingly to the bond market to raise money that will help close their budget gaps. We aim to take advantage of temporary pricing discrepancies that emerge when new municipal bonds are issued at what we believe are undervalued levels. This can occur for various reasons, such as when there is a glut of new bonds or when investors overreact to problems confronting an issuer.

California Series Management Team

       Prudential California Municipal Fund      California Series
             Portfolio of Investments as of February 28, 2003 (Unaudited)

                                                                         Principal
                                   Moody's       Interest     Maturity   Amount           Value
Description (a)                    Rating        Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.7%
Municipal Bonds
----------------------------------------------------------------------------------------
Abag Fin. Auth. Rev., Schs. of
 Sacred Heart, Ser. A              Baa3          6.45%         6/01/30   $    1,500       $  1,598,190
Baldwin Park Pub. Fin. Auth.
 Rev., Tax Alloc.                  NR            7.05          9/01/14        1,020(e)       1,129,864
Bay Area Govt. Assoc. Rev., Bart
 SFO Extension Arpt. Premium,
 Ser. A, A.M.B.A.C.                Aaa           5.00          8/01/19        1,185          1,252,450
Buena Park Cmnty. Redev. Agcy.,
 Central Bus. Dist. Proj.          BBB+(c)       7.10          9/01/14        2,500          2,555,575
California Hlth. Facs. Fin.
 Auth. Rev., Kaiser Permanente,
 Ser. B                            A3            5.25         10/01/13        1,000          1,055,640
California St. G.O.                A2            5.75          5/01/30        1,000          1,053,860
California St. Cmntys. Dev.
 Auth., C.O.P.                     Aaa           5.30         12/01/15        2,800          3,063,900
California St. Dept. Wtr. Res.
 Pwr. Sup. Rev.,
 Ser. A, A.M.B.A.C.                Aaa           5.50          5/01/14        1,500          1,702,770
 Ser. A, A.M.B.A.C.                Aaa           5.375         5/01/18        2,665          2,919,428
California St. Hsg. Fin. Agcy.
 Rev., Sngl. Fam. Mtge., Ser. A    Aa2           Zero          2/01/15        8,420          3,039,367
California St. Public Wks. Brd.
 Lease Rev., Dept. of
 Corrections, Ser. A, A.M.B.A.C.   Aaa           5.50          1/01/15        2,000          2,222,500
Central California Joint Pwrs.
 Hlth. Fin. Auth., C.O.P.          Baa1          6.00          2/01/30        1,000          1,022,110
Chula Vista Redev. Agcy.,
 Bayfront Tax Alloc.               BBB+(c)       7.625         9/01/24        4,500          5,159,790
Glendale Redev. Agcy. Tax Alloc.
 Rev., Central Glendale Redev.
 Proj., M.B.I.A.                   Aaa           5.25         12/01/20        1,475          1,595,360
Grass Valley Redev. Agcy.,
 Redev. Proj.                      BBB(c)        6.40         12/01/34        2,000          2,141,360
Kings Cnty. Wste. Mgmt. Auth.,
 Solid Wste. Rev., A.M.T.          BBB(c)        7.20         10/01/14        1,150          1,217,586

    See Notes to Financial Statements                                      7

   Prudential California Municipal Fund      California Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                         Principal
                                   Moody's       Interest     Maturity   Amount           Value
Description (a)                    Rating        Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Long Beach Hbr. Rev., Ser. A,
 A.M.T., F.G.I.C.                  Aaa           6.00%         5/15/16   $    5,500       $  6,551,325
Long Beach Redev. Agcy., Dist.
 No. 3, Spec. Tax Rev.             NR            6.375         9/01/23        3,000          3,142,830
Los Angeles Cnty., C.O.P.,
 Correctional Facs. Proj.,
 M.B.I.A., E.T.M.                  Aaa           Zero          9/01/10        3,770          2,931,213
Los Angeles Conv. & Exhib. Ctr.
 Auth., C.O.P., E.T.M.             Aaa           9.00         12/01/10        1,250(d)(e)    1,514,750
Los Angeles Hbr. Dept. Rev.,
 Ser., B, A.M.T.                   Aa3           5.375        11/01/23        1,000          1,025,100
Los Angeles Uni. Sch. Dist.,
 Ser. A, G.O., F.S.A.              Aaa           5.25          7/01/20        1,250          1,348,225
Metro. Wtr. Dist. of Southern
 California,
 Rev. Linked S.A.V.R.S. &
 R.I.B.S.                          Aa2           5.75          8/10/18        1,000          1,186,180
 Waterworks Rev., Ser. A           Aa2           5.75          7/01/21        4,000          4,694,003
Mojave Desert Solid Wste. Victor
 Valley Materials, Recov. Fac.,
 A.M.T.                            Baa1          7.875         6/01/20        1,175          1,235,583
Orange Cnty. Loc. Trans. Auth.,
 Linked S.A.V.R.S. & R.I.B.S.,
 A.M.B.A.C.                        Aaa           6.20          2/14/11        8,000          9,460,000
 Spec. Tax Rev., R.I.B.S.          Aa2           10.95(b)      2/14/11          750          1,011,720
Puerto Rico Comnwlth., Ser.
 642A, G.O., M.B.I.A.              NR            10.07         7/01/10        1,000          1,353,440
Redding Elec. Sys. Rev., C.O.P.,
 Linked S.A.V.R.S., R.I.B.S.       Aaa           11.235        7/01/22        1,750          2,446,640
 R.I.B.S., M.B.I.A., E.T.M.        Aaa           6.368(b)      7/01/22           50             59,952
Riverside Cnty. Asset Leasing
 Corp. Leasehold Rev., Hosp.
 Proj., Ser A                      Aaa           5.00          6/01/09        1,500          1,667,955
Sacramento City Fin. Auth. Rev.,
 City Hall & Redev. Projs.,
 Ser. A, F.S.A.                    Aaa           5.375        12/01/19        1,000          1,098,250

    8                                      See Notes to Financial Statements

   Prudential California Municipal Fund      California Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                         Principal
                                   Moody's       Interest     Maturity   Amount           Value
Description (a)                    Rating        Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
San Bernardino Cnty. Med. Ctr.
 Fin. Proj., C.O.P., M.B.I.A.      Aaa           5.50%         8/01/22   $    4,400       $  4,959,548
San Diego Redev., Agcy. Tax
 Alloc. North Bay Redev.           Baa1          5.875         9/01/29        1,000          1,037,740
San Diego Uni. Sch. Dist.,
 Election of 1998, Ser. B          Aaa           6.00          7/01/19        1,000          1,209,890
San Francisco City & Cnty.,
 Arpts. Comn. Int'l. Arpt. Rev.,
 A.M.T., F.G.I.C.                  Aaa           6.25          5/01/20        1,000          1,061,270
 Redev. Agcy., Lease Rev., Cap.
 Apprec.                           A1            Zero          7/01/09        2,000          1,600,480
San Mateo Uni. High Sch. Dist.,
 Election of 2000, Ser. B, G.O.,
 C.A.B.S., F.G.I.C.                Aaa           Zero          9/01/26        1,000            285,100
Santa Margarita/Dana Point
 Auth.,
 Impvt. Dists. 3, Ser. B,
 M.B.I.A.                          Aaa           7.25          8/01/08        2,500          3,102,025
 Impvt. Dists. 3, Ser. B,
 M.B.I.A.                          Aaa           7.25          8/01/09        2,400          3,007,584
 Impvt. Dists. 3, Ser. B,
 M.B.I.A.                          Aaa           7.25          8/01/14        1,000          1,314,570
 Ser. B, M.B.I.A., Rev.            Aaa           7.25          8/01/12        3,000          3,885,240
 Ser. A, M.B.I.A., Rev.            Aaa           7.25          8/01/13        1,990          2,592,174
Saratoga Uni. Sch. Dist.
 G.O., F.G.I.C.                    Aaa           Zero          9/01/24        2,000            639,180
 G.O., F.G.I.C.                    Aaa           Zero          3/01/28        3,500            910,700
So. Orange Cnty. Pub. Fin.
 Auth., Spec. Tax Rev., M.B.I.A.   Aaa           7.00          9/01/11        3,500(f)       4,415,285
So. Tahoe Joint Pwrs. Fin. Auth.
 Rev., Rfdg. So. Tahoe Redev.
 Proj., Ser. A                     BBB-(c)       6.00         10/01/28        2,000          2,044,840
Southern California Pub. Pwr.
 Auth.,
 Proj. Rev.                        A2            6.75          7/01/10        2,265          2,753,379
 Proj. Rev.                        A2            6.75          7/01/11        1,195          1,462,154
 Proj. Rev.                        A2            6.75          7/01/13        1,000          1,240,090
 Proj. Rev., A.M.B.A.C., E.T.M.    Aaa           Zero          7/01/16        7,925(f)       4,399,643
 Proj. Rev., Ser. A, F.G.I.C.,
 E.T.M.                            Aaa           Zero          7/01/12        7,080          4,985,524

    See Notes to Financial Statements                                      9

   Prudential California Municipal Fund      California Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                         Principal
                                   Moody's       Interest     Maturity   Amount           Value
Description (a)                    Rating        Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Stockton Cmnty. Facs. Dist. No.
 90-2, Brookside Estates           NR            6.20%         8/01/15   $      700       $    737,702
Sulphur Springs Union Sch.
 Dist., Ser. A, M.B.I.A.           Aaa           Zero          9/01/09        2,000          1,618,340
Torrance California Hosp. Rev.,
 Torrance Mem. Med. Ctr. A         A1            6.00          6/01/22        2,000          2,159,760
Vacaville Cmnty. Redev. Agcy.,
 Cmnty. Hsg. Fin. Multi-fam.       A-(c)         7.375        11/01/14        1,110(e)       1,247,973
Victor Elementary Sch. Dist.,
 Ser. A, G.O., F.G.I.C.            Aaa           5.375         8/01/19        1,290          1,413,247
Victor Valley Union High Sch.
 Dist., G.O., M.B.I.A., E.T.M.     Aaa           Zero          9/01/09        2,075          1,699,819
Walnut Valley Uni. Sch. Dist.,
 M.B.I.A., E.T.M.                  Aaa           6.00          8/01/15        1,870          2,274,369
                                                                                          ------------
Total long-term investments
 (cost $116,427,013)                                                                       131,514,542
                                                                                          ------------
SHORT-TERM INVESTMENTS  6.9%
----------------------------------------------------------------------------------------
California St. Hsg. Fin. Agcy.
 Rev., Home Mtge., Ser. R,
 F.R.D.D.                          VMIG1         1.20          3/03/03(g)      2,400         2,400,000
California St. Poll. Ctrl. Fin.
 Auth. Res. Recovery Rev.,
 Burney Forest Prods. Proj.,
 Ser. A, A.M.T., F.R.D.D.          P-1           1.14          3/03/03(g)        200           200,000
California St., Mun. Secs. Tr.
 Rcpts., SGA 135, G.O.,
 A.M.B.A.C., T.C.R.S., F.R.D.D.    A-1+(c)       1.15          3/03/03(g)      1,600         1,600,000
Puerto Rico Commwlth., Ser. EE,
 M.B.I.A., M.E.R.L.O.T.,
 F.R.W.D.                          VMIG1         1.02          3/05/03(g)      5,100         5,100,000
                                                                                          ------------
Total short-term investments
 (cost $9,300,000)                                                                           9,300,000
                                                                                          ------------
Total Investments  103.6%
 (cost $125,727,013)                                                                       140,814,542
Liabilities in excess of other
 assets  (3.6%)                                                                             (4,857,091)
                                                                                          ------------
Net Assets  100%                                                                          $135,957,451
                                                                                          ------------
                                                                                          ------------

    10                                     See Notes to Financial Statements

   Prudential California Municipal Fund      California Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    C.A.B.S.--Capital Appreciation Bonds.
    C.O.P.--Certificates of Participation.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note.
    F.R.W.D.--Floating Rate (Weekly) Demand Note.
    F.S.A.--Financial Security Assurance.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Corporation.
    M.E.R.L.O.T.--Municipal Exempt Receipt--Liquid Optional Tender.
    R.I.B.S.--Residual Interest Bearing Securities.
    S.A.V.R.S.--Select Auction Variable Rate Securities.
    T.C.R.S.--Transferable Custodial Receipts.
(b) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
(c) Standard & Poor's Rating.
(d) Partial principal amount pledged as collateral for financial futures contracts.
(e) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(f) Represents a when-issued security.
(g) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.

NR--Not Rated by Moody's or Standard & Poor's.

The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     11

       Prudential California Municipal Fund      California Series
             Statement of Assets and Liabilities (Unaudited)

                                                                 February 28, 2003
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $125,727,013)                          $ 140,814,542
Cash                                                                     101,364
Receivable for investments sold                                        1,619,535
Interest receivable                                                    1,422,521
Receivable for Series shares sold                                        458,205
Other assets                                                               3,065
                                                                 -----------------
      Total assets                                                   144,419,232
                                                                 -----------------
LIABILITIES
Payable for investments purchased                                      8,090,592
Payable for Series shares reacquired                                     141,545
Accrued expenses                                                          71,721
Management fee payable                                                    51,476
Dividends payable                                                         47,859
Distribution fee payable                                                  30,473
Deferred trustees' fees                                                   15,927
Due to broker-variation margin                                            12,188
                                                                 -----------------
      Total liabilities                                                8,461,781
                                                                 -----------------
NET ASSETS                                                         $ 135,957,451
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                           $     110,429
   Paid-in capital in excess of par                                  120,348,108
                                                                 -----------------
                                                                     120,458,537
   Undistributed net investment income                                    47,165
   Accumulated net realized gain on investments                          380,206
   Net unrealized appreciation on investments                         15,071,543
                                                                 -----------------
Net assets, February 28, 2003                                      $ 135,957,451
                                                                 -----------------
                                                                 -----------------

    12                                     See Notes to Financial Statements

       Prudential California Municipal Fund      California Series
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                 February 28, 2003
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($104,577,115 / 8,493,711 shares of beneficial interest
      issued and outstanding)                                             $12.31
   Maximum sales charge (3% of offering price)                               .38
                                                                 -----------------
   Maximum offering price to public                                       $12.69
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($24,722,010 / 2,008,400 shares of beneficial interest
      issued and outstanding)                                             $12.31
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share
      ($2,471,365 / 200,764 shares of beneficial interest
      issued and outstanding)                                             $12.31
   Sales charge (1% of offering price)                                       .12
                                                                 -----------------
   Offering price to public                                               $12.43
                                                                 -----------------
                                                                 -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($4,186,961 / 340,057 shares of beneficial interest
      issued and outstanding)                                             $12.31
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     13

       Prudential California Municipal Fund      California Series
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $ 3,497,280
                                                                 -----------------
Expenses
   Management fee                                                       331,522
   Distribution fee--Class A                                            127,855
   Distribution fee--Class B                                             61,228
   Distribution fee--Class C                                              7,423
   Custodian's fees and expenses                                         37,000
   Reports to shareholders                                               34,000
   Transfer agent's fees and expenses                                    25,000
   Registration fees                                                     22,000
   Legal fees and expenses                                                9,000
   Audit fee                                                              7,000
   Trustees' fees                                                         5,000
   Miscellaneous                                                          4,606
                                                                 -----------------
      Total expenses                                                    671,634
                                                                 -----------------
Net investment income                                                 2,825,646
                                                                 -----------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
   Investment transactions                                            1,196,100
   Financial futures transactions                                        91,015
                                                                 -----------------
                                                                      1,287,115
                                                                 -----------------
Net change in unrealized appreciation (depreciation) on:
   Investment transactions                                             (405,957)
   Financial futures transactions                                        45,911
                                                                 -----------------
                                                                       (360,046)
                                                                 -----------------
Net gain on investments                                                 927,069
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 3,752,715
                                                                 -----------------
                                                                 -----------------

    14                                     See Notes to Financial Statements

       Prudential California Municipal Fund      California Series
             Statement of Changes in Net Assets (Unaudited)

                                                    Six Months             Year
                                                       Ended               Ended
                                                 February 28, 2003    August 31, 2002
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                           $   2,825,646       $   5,764,207
   Net realized gain on investment
      transactions                                     1,287,115             326,535
   Net change in unrealized appreciation
      (depreciation) on investments                     (360,046)            235,794
                                                 -----------------    ---------------
   Net increase in net assets resulting from
      operations                                       3,752,715           6,326,536
                                                 -----------------    ---------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                         (2,166,574)         (4,484,282)
      Class B                                           (488,067)         (1,078,599)
      Class C                                            (37,193)            (69,241)
      Class Z                                            (86,647)           (129,025)
                                                 -----------------    ---------------
                                                      (2,778,481)         (5,761,147)
                                                 -----------------    ---------------
   Distributions from realized gains
      Class A                                           (707,585)           (937,191)
      Class B                                           (168,739)           (235,882)
      Class C                                            (12,098)            (16,711)
      Class Z                                            (28,302)            (20,198)
                                                 -----------------    ---------------
                                                        (916,724)         (1,209,982)
                                                 -----------------    ---------------
Series share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold                      13,610,345          15,441,290
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    2,197,532           4,068,922
   Cost of shares reacquired                         (14,354,395)        (19,158,810)
                                                 -----------------    ---------------
   Net increase in net assets from Series
      share transactions                               1,453,482             351,402
                                                 -----------------    ---------------
Total increase (decrease)                              1,510,992            (293,191)
NET ASSETS
Beginning of period                                  134,446,459         134,739,650
                                                 -----------------    ---------------
End of period(a)                                   $ 135,957,451       $ 134,446,459
                                                 -----------------    ---------------
                                                 -----------------    ---------------
------------------------------
(a) Includes undistributed net investment
income of:                                         $      47,165       $          --
                                                 -----------------    ---------------

    See Notes to Financial Statements                                     15

       Prudential California Municipal Fund      California Series
             Notes to Financial Statements (Unaudited)

      Prudential California Municipal Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series. These financial statements relate only to California Series (the 'Series'). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations on September 19, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and California state income taxes with the minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    The Series values municipal securities
(including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

      Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day or at the bid price in the absence of an asked price.

      Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal maker or dealer.

      Short-term securities which mature in sixty days or less are valued at a amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a

       Prudential California Municipal Fund      California Series
             Notes to Financial Statements (Unaudited) Cont'd.

constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain
(loss) on financial futures contracts.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Inverse Floaters:    The Series invests in variable rate securities
commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

      Options:    The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is
                                                                          17

       Prudential California Municipal Fund      California Series
             Notes to Financial Statements (Unaudited) Cont'd.

recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written option transactions.

      Future contracts and options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investments are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    It is the Series' policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
the net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulation and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid in capital when they arise.

      Custody Fee Credits:    The Series has an arrangement with its custodian
bank, whereby uninvested assets earn credits which reduce the fees charged by the custodian. The Series could have invested a portion of the assets utilized in connection

       Prudential California Municipal Fund      California Series
             Notes to Financial Statements (Unaudited) Cont'd.

with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PI is accrued daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% on the average daily net assets of the Class A shares.

      PIMS has advised the Series that it has received approximately $51,000 and $8,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended February 28, 2003. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the six months ended February 28, 2003, it received approximately $13,500 and $570 in contingent deferred sales charges imposed upon redemptions by Class B and Class C shareholders, respectively.

      PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks.
                                                                          19

       Prudential California Municipal Fund      California Series
             Notes to Financial Statements (Unaudited) Cont'd.

For the six months ended February 28, 2003 the amount of the commitment was $800 million and the SCA allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended February 28, 2003.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended February 28, 2003, the Series incurred fees of approximately $18,300 for the services of PMFS. As of February 28, 2003, approximately $3,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $2,100 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $2,000 for the six months ended February 28, 2003. As of February 28, 2003, approximately $330 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, other than short-term investments, for the six months ended February 28, 2003 were $49,447,422 and $48,923,345, respectively.

       Prudential California Municipal Fund      California Series
             Notes to Financial Statements (Unaudited) Cont'd.

      During the six months ending February 28, 2003, the Series entered into financial futures contracts. Details of open contracts at February 28, 2003 are as follows:

                                                        Value at          Value at
Number of                               Expiration    February 28,         Trade           Unrealized
Contracts              Type                Date           2003              Date          Depreciation
---------     ----------------------    ----------    -------------     ------------     --------------
               Short: U.S. Treasury
    15            Bonds Futures         Mar. 2003      $  1,737,188      $1,721,202         $(15,986)
                                                                                         --------------
                                                                                         --------------

Note 5. Tax Information
The United States federal income tax basis of the Series' investments and the net unrealized appreciation as of February 28, 2003 were as follows:

                                                                      Total Net
                                                                      Unrealized
       Tax Basis           Appreciation         Depreciation         Appreciation
   ------------------   ------------------   ------------------   ------------------
      $125,727,013         $15,087,529             $   --            $15,087,529

      As of August 31, 2002, the Series elected to defer for federal tax purposes post-October capital losses of approximately $132,400. These deferred losses are deemed as having occurred in the current fiscal year.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Series has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share.
                                                                          21

       Prudential California Municipal Fund      California Series
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Six months ended February 28, 2003:
Shares sold                                                      707,026    $  8,661,624
Shares issued in reinvestment of dividends and distributions     140,764       1,712,235
Shares reacquired                                               (821,127)     (9,991,005)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                      26,663         383,177
Shares issued upon conversion from Class B                       114,794       1,423,137
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    141,457    $  1,806,314
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2002:
Shares sold                                                      522,050    $  6,305,228
Shares issued in reinvestment of dividends and distributions     266,254       3,201,504
Shares reacquired                                             (1,114,068)    (13,456,471)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (325,764)     (3,949,739)
Shares issued upon conversion from Class B                       315,185       3,796,443
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    (10,579)   $   (153,296)
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Six months ended February 28, 2003:
Shares sold                                                      135,873    $  1,673,416
Shares issued in reinvestment of dividends and distributions      31,602         384,342
Shares reacquired                                               (141,328)     (1,728,371)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                      26,147         329,387
Shares reacquired upon conversion into Class A                  (114,822)     (1,423,137)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    (88,675)   $ (1,093,750)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2002:
Shares sold                                                      448,015    $  5,419,106
Shares issued in reinvestment of dividends and distributions      59,390         713,860
Shares reacquired                                               (325,110)     (3,932,659)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     182,295       2,200,307
Shares reacquired upon conversion into Class A                  (315,231)     (3,796,443)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (132,936)   $ (1,596,136)
                                                              ----------    ------------
                                                              ----------    ------------
Class C
------------------------------------------------------------
Six months ended February 28, 2003:
Shares sold                                                       76,351    $    933,544
Shares issued in reinvestment of dividends and distributions       3,103          37,740
Shares reacquired                                                (49,291)       (597,440)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     30,163    $    373,844
                                                              ----------    ------------
                                                              ----------    ------------

       Prudential California Municipal Fund      California Series
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2002:
Shares sold                                                       73,831    $    899,706
Shares issued in reinvestment of dividends and distributions       5,692          68,379
Shares reacquired                                                (31,865)       (381,422)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     47,658    $    586,663
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Six months ended February 28, 2003:
Shares sold                                                      190,643    $  2,341,761
Shares issued in reinvestment of dividends and distributions       5,193          63,215
Shares reacquired                                               (167,323)     (2,037,579)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     28,513    $    367,397
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2002:
Shares sold                                                      233,181    $  2,817,250
Shares issued in reinvestment of dividends and distributions       7,079          85,179
Shares reacquired                                               (114,497)     (1,388,258)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    125,763    $  1,514,171
                                                              ----------    ------------
                                                              ----------    ------------

       Prudential California Municipal Fund      California Series
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                 -----------------
                                                                 Six Months Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $   12.30
                                                                 -----------------
Income from investment operations
Net investment income                                                      .26
Net realized and unrealized gain (loss) on investment
transactions                                                               .09
                                                                 -----------------
   Total from investment operations                                        .35
                                                                 -----------------
Less distributions
Dividends from net investment income                                      (.26)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                     (.08)
                                                                 -----------------
   Total distributions                                                    (.34)
                                                                 -----------------
Net asset value, end of period                                       $   12.31
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(b):                                                          2.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 104,577
Average net assets (000)                                             $ 103,132
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               .97%(d)
   Expenses, excluding distribution and service (12b-1) fees               .72%(d)
   Net investment income                                                  4.31%(d)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  38%

------------------------------
(a) Less than $.005 per share.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gain (loss) per share by less than $.005 and increase the ratio of net investment income from 4.37% to 4.38%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Annualized.

    24                                     See Notes to Financial Statements

       Prudential California Municipal Fund      California Series
             Financial Highlights (Unaudited) Cont'd.

                                              Class A
----------------------------------------------------------------------------------------------------
                                       Year Ended August 31,
----------------------------------------------------------------------------------------------------
    2002(c)                2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------
    $  12.36             $  11.78             $  11.45             $  12.22             $  11.80
----------------     ----------------         --------             --------             --------
         .53                  .56                  .58                  .59                  .62
         .05                  .58                  .33                 (.77)                 .43
----------------     ----------------         --------             --------             --------
         .58                 1.14                  .91                 (.18)                1.05
----------------     ----------------         --------             --------             --------
        (.53)                (.56)                (.58)                (.59)                (.62)
          --                   --                   --(a)                --                 (.01)
        (.11)                  --                   --                   --                   --
----------------     ----------------         --------             --------             --------
        (.64)                (.56)                (.58)                (.59)                (.63)
----------------     ----------------         --------             --------             --------
    $  12.30             $  12.36             $  11.78             $  11.45             $  12.22
----------------     ----------------         --------             --------             --------
----------------     ----------------         --------             --------             --------
        4.92%                9.91%                8.35%               (1.56)%               9.13%
    $102,729             $103,368             $ 94,776             $ 92,868             $ 91,356
    $102,429             $ 99,324             $ 93,560             $ 94,868             $ 85,624
         .97%                 .98%                 .93%                 .89%                 .78%
         .72%                 .73%                 .68%                 .69%                 .68%
        4.38%                4.66%                5.13%                4.94%                5.18%
          30%                  48%                  25%                  13%                  11%

    See Notes to Financial Statements                                     25

       Prudential California Municipal Fund      California Series
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                 -----------------
                                                                 Six Months Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 12.30
                                                                     --------
Income from investment operations
Net investment income                                                     .25
Net realized and unrealized gain (loss) on investment
transactions                                                              .08
                                                                     --------
   Total from investment operations                                       .33
                                                                     --------
Less distributions
Dividends from net investment income                                     (.24)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                    (.08)
                                                                     --------
   Total distributions                                                   (.32)
                                                                     --------
Net asset value, end of period                                        $ 12.31
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         2.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $24,722
Average net assets (000)                                              $24,694
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees             1.22%(d)
   Expenses, excluding distribution and service (12b-1) fees              .72%(d)
   Net investment income                                                 4.06%(d)

------------------------------
(a) Less than $.005 per share.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gain (loss) per share by less than $.005 and no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Annualized.

    26                                     See Notes to Financial Statements

       Prudential California Municipal Fund      California Series
             Financial Highlights (Unaudited) Cont'd.

                                              Class B
----------------------------------------------------------------------------------------------------
                                       Year Ended August 31,
----------------------------------------------------------------------------------------------------
    2002(c)                2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------
    $  12.36             $  11.78             $  11.44             $  12.22             $  11.80
    --------             --------             --------             --------             --------
         .50                  .53                  .56                  .56                  .58
         .05                  .58                  .34                 (.78)                 .43
    --------             --------             --------             --------             --------
         .55                 1.11                  .90                 (.22)                1.01
    --------             --------             --------             --------             --------
        (.50)                (.53)                (.56)                (.56)                (.58)
          --                   --                   --(a)                --                 (.01)
        (.11)                  --                   --                   --                   --
    --------             --------             --------             --------             --------
        (.61)                (.53)                (.56)                (.56)                (.59)
    --------             --------             --------             --------             --------
    $  12.30             $  12.36             $  11.78             $  11.44             $  12.22
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
        4.67%                9.63%                8.18%               (1.94)%               8.70%
    $ 25,787             $ 27,554             $ 32,403             $ 48,196             $ 62,043
    $ 26,110             $ 28,540             $ 38,348             $ 56,041             $ 66,086
        1.22%                1.23%                1.18%                1.19%                1.18%
         .72%                 .73%                 .68%                 .69%                 .68%
        4.13%                4.41%                4.89%                4.62%                4.78%

    See Notes to Financial Statements                                     27

       Prudential California Municipal Fund      California Series
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                 -----------------
                                                                 Six Months Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 12.30
                                                                      -------
Income from investment operations
Net investment income                                                     .23
Net realized and unrealized gain (loss) on investment
transactions                                                              .09
                                                                      -------
   Total from investment operations                                       .32
                                                                      -------
Less distributions
Dividends from net investment income                                     (.23)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                    (.08)
                                                                      -------
      Total distributions                                                (.31)
                                                                      -------
Net asset value, end of period                                        $ 12.31
                                                                      -------
                                                                      -------
TOTAL RETURN(b):                                                         2.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 2,471
Average net assets (000)                                              $ 1,996
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees             1.47%(d)
   Expenses, excluding distribution and service (12b-1) fees              .72%(d)
   Net investment income                                                 3.84%(d)

------------------------------
(a) Less than $.005 per share.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gain (loss) per share by less than $.005 and had no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Annualized.

    28                                     See Notes to Financial Statements

       Prudential California Municipal Fund      California Series
             Financial Highlights (Unaudited) Cont'd.

                                              Class C
----------------------------------------------------------------------------------------------------
                                       Year Ended August 31,
----------------------------------------------------------------------------------------------------
    2002(c)                2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------
     $12.36               $11.78               $11.44               $12.22               $11.80
    -------              -------              -------              -------              -------
        .47                  .50                  .53                  .53                  .55
        .05                  .58                  .34                 (.78)                 .43
    -------              -------              -------              -------              -------
        .52                 1.08                  .87                 (.25)                 .98
    -------              -------              -------              -------              -------
       (.47)                (.50)                (.53)                (.53)                (.55)
         --                   --                   --(a)                --                 (.01)
       (.11)                  --                   --                   --                   --
    -------              -------              -------              -------              -------
       (.58)                (.50)                (.53)                (.53)                (.56)
    -------              -------              -------              -------              -------
     $12.30               $12.36               $11.78               $11.44               $12.22
    -------              -------              -------              -------              -------
    -------              -------              -------              -------              -------
       4.41%                9.36%                7.91%               (2.18)%               8.43%
     $2,098               $1,519               $1,112               $1,447               $1,257
     $1,778               $1,226               $1,290               $1,373               $  689
       1.47%                1.48%                1.43%                1.44%                1.43%
        .72%                 .73%                 .68%                 .69%                 .68%
       3.89%                4.14%                4.64%                4.40%                4.53%

    See Notes to Financial Statements                                     29

       Prudential California Municipal Fund      California Series
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                 -----------------
                                                                 Six Months Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 12.30
                                                                      -------
Income from investment operations
Net investment income                                                     .28
Net realized and unrealized gain (loss) on investment
transactions                                                              .08
                                                                      -------
   Total from investment operations                                       .36
                                                                      -------
Less distributions
Dividends from net investment income                                     (.27)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                    (.08)
                                                                      -------
   Total distributions                                                   (.35)
                                                                      -------
Net asset value, end of period                                        $ 12.31
                                                                      -------
                                                                      -------
TOTAL RETURN(b):                                                         3.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 4,187
Average net assets (000)                                              $ 3,886
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              .72%(d)
   Expenses, excluding distribution and service (12b-1) fees              .72%(d)
   Net investment income                                                 4.57%(d)

------------------------------
(a) Less than $.005 per share.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by $.005 and had no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Annualized.

    30                                     See Notes to Financial Statements

       Prudential California Municipal Fund      California Series
             Financial Highlights (Unaudited) Cont'd.

                                              Class Z
----------------------------------------------------------------------------------------------------
                                       Year Ended August 31,
----------------------------------------------------------------------------------------------------
    2002(c)                2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------
     $12.37               $11.79               $11.45               $12.23               $11.81
    -------              -------              -------              -------              -------
        .56                  .59                  .61                  .62                  .63
        .04                  .58                  .34                 (.78)                 .43
    -------              -------              -------              -------              -------
        .60                 1.17                  .95                 (.16)                1.06
    -------              -------              -------              -------              -------
       (.56)                (.59)                (.61)                (.62)                (.63)
         --                   --                   --(a)                --                 (.01)
       (.11)                  --                   --                   --                   --
    -------              -------              -------              -------              -------
       (.67)                (.59)                (.61)                (.62)                (.64)
    -------              -------              -------              -------              -------
     $12.30               $12.37               $11.79               $11.45               $12.23
    -------              -------              -------              -------              -------
    -------              -------              -------              -------              -------
       5.09%               10.17%                8.71%               (1.44)%               9.24%
     $3,832               $2,298               $1,599               $  928               $1,037
     $2,778               $1,708               $1,231               $1,427               $  847
        .72%                 .73%                 .68%                 .69%                 .68%
        .72%                 .73%                 .68%                 .69%                 .68%
       4.64%                4.90%                5.37%                5.15%                5.28%

    See Notes to Financial Statements                                     31

Prudential California Municipal Fund       California Series

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

                          www.prudential.com    (800) 225-1852

Getting the Most from Your Prudential Mutual Fund

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful-and not-so-successful-strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution-but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here-both realized and unrealized.

Prudential California Municipal Fund       California Series

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential mutual funds prices securities. The notes also explain who manages and distributes the Fund's shares and, more important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

                         www.prudential.com    (800) 225-1852

Getting the Most from Your Prudential Mutual Fund

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund-the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided.
Investors cannot invest directly in an index.

Prudential California Municipal Fund       California Series

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge-sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals-not at you personally.
Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance-not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month.
Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                    www.prudential.com   (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

Officers
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Prudential Investment
   Management, Inc.
Gateway Center Two
Newark, NJ 07102

Distributor
Prudential Investment
  Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols     Nasdaq      CUSIP
------------     ------      -----
Class A          PRMCX     744313107
Class B          PBCMX     744313206
Class C          PCCSX     744313701
Class Z          PZCSX     744313883

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of February 28, 2003, were not audited and, accordingly, no opinion is expressed on them.

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

Prudential Financial (LOGO)

Fund Symbols     Nasdaq     CUSIP
------------     ------     -----
Class A          PRMCX     744313107
Class B          PBCMX     744313206
Class C          PCCSX     744313701
Class Z          PZCSX     744313883

MF116E2     IFS-A079181

                                   SEMIANNUAL REPORT
                                   FEBRUARY 28, 2003

PRUDENTIAL
CALIFORNIA MUNICIPAL FUND/
CALIFORNIA INCOME SERIES

FUND TYPE
Municipal Bond

OBJECTIVE
Maximize current income that is exempt from California State and federal income taxes, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Series' portfolio
holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                 Prudential Financial (LOGO)

Prudential California Municipal Fund       California Income Series

Performance at a Glance

INVESTMENT GOALS AND STYLE
The investment objective of the Prudential
California Municipal Fund/ California Income
Series (the Series) is to maximize current income that is exempt from California State and federal income taxes, consistent with the preservation of capital. However, certain shareholders may be subject to the federal alternative minimum tax (AMT) because some of the Series' bonds are subject to the AMT. There can be no assurance that the Series will achieve its investment objective.

Portfolio Composition
Expressed as a percentage of total
investments as of 2/28/03.

     52.4%    General Obligation Bonds
     36.7     Revenue Bonds
      6.8     Prerefunded
      2.2     Miscellaneous
      1.9     Cash & Equivalents

Portfolio composition is subject to change.

Credit Quality
Expressed as a percentage of total
investments as of 2/28/03.

      5.8%    AAA
     45.6     AAA Insured
      3.7     AA
      6.9     A
      7.3     BBB
      2.0     BB
      2.2     Cash & Equivalents
      26.5    Not Rated* (Prudential ratings used):

     Breakout:     4.0     AAA
                   0.2     A
                   5.7     BBB
                  10.3     BB
                   4.9     B
                   1.4     Other

*Not-rated bonds are believed to be of
comparable quality to rated investments.
Credit quality is subject to change.

Ten Largest Issuers

Expressed as a percentage of total
investments as of 2/28/03.

     5.2%    Foothill Eastern Transportation
             Corridor Agency**
     5.0     Orange County Local Transportation
             Authority
     4.3     California State Department Water
             Resource Power Supply Revenue
     3.9     Southern California Public Power
             Authority
     3.0     Long Beach Harbor Revenue
     2.9     San Bernardino County
     2.9     Victor Valley
     2.3     Sacramento City Finance Authority
     2.2     Chula Vista Community Redevelopment
             Agency
     2.1     California Housing Finance Agency
             Revenue

Holdings are subject to change.

** Prerefunded issues are secured by
   escrowed cash and/or direct U.S. guaranteed obligations.

                                   www.prudential.com   (800) 225-1852

Semiannual Report   February 28, 2003

     Cumulative Total Returns1                              As of 2/28/03

                                 Six Months   One Year     Five Years       Ten Years      Since Inception2
Class A                             2.68%      6.63%     29.02% (28.91)   86.41% (83.90)   140.24% (134.85)
Class B                             2.56       6.36      27.16  (27.05)         N/A         68.08   (66.57)
Class C                             2.43       6.10      25.58  (25.47)         N/A         64.93   (63.75)
Class Z                             2.81       6.89      30.47  (30.35)         N/A         50.63   (50.50)
Lehman Bros. Muni Bond Index3       3.36       7.67          34.31             84.67     ***
Lipper CA Muni Debt Funds Avg.4     2.31       5.81          26.62             73.18     ****

     Average Annual Total Returns1                       As of 3/31/03

                                One Year    Five Years       Ten Years     Since Inception2
Class A                          5.92%     4.61% (4.59)    6.24% (6.10)     7.12%  (6.92)
Class B                          3.92      4.80  (4.78)        N/A          5.75   (5.64)
Class C                          6.58      4.49  (4.47)        N/A          5.83   (5.75)
Class Z                          9.47      5.49  (5.47)        N/A          6.50   (6.48)
Lehman Bros. Muni Bond Index3    9.89         6.07             6.45            ***
Lipper CA Muni Debt Funds Avg.4  8.40         4.82             5.76            ****

     Distributions and Yields                             As of 2/28/03

                                         Taxable Equivalent 30-Day Yield5
         Total Distributions     30-Day         at Tax Rates of
         Paid for Six Months   SEC Yield       35.0%     38.6%
Class A         $0.24            3.40%         5.77%     6.11%
Class B         $0.23            3.25          5.51      5.84
Class C         $0.21            2.98          5.05      5.35
Class Z         $0.25            3.75          6.36      6.73

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source:
Prudential Investments LLC, Lehman Brothers, and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charges would reduce the performance quoted.
The average annual total returns do take into account applicable sales charges.
Without the distribution and service (12b-1) fee waiver of 0.05% and 0.25% for Class A and C shares respectively, the returns would have been lower. The Series charges a maximum front-end sales charge of 3% for Class A shares, and a 12b-1 fee of up to 0.30% annually. In some limited circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for six years respectively after purchase, and a 12b-1 fee of 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1.00% annually. Class Z shares are not subject to a sales charge or 12b-1 fees. Without waiver of management fees and/or expense subsidization, the Series' returns would have been lower, as indicated in parentheses. The returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
2Inception dates: Class A, 12/3/90; Class B,
12/7/93; Class C, 8/1/94; and Class Z,
9/18/96. 3The Lehman Brothers (Bros.)
Municipal (Muni) Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. Investors cannot invest directly in an index. 4The Lipper
Average represents returns based on an
average of all funds in each share class in the Lipper California (CA) Municipal (Muni)
Debt Funds category for the periods noted.
Funds in the Lipper Single-State Muni Debt
Funds Average limit their assets to those securities that are exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). 5Taxable equivalent yields reflect federal and applicable state tax rates. The returns for the Lehman Bros. Muni Bond Index and the
Lipper CA Muni Debt Funds Average would be lower if they included the effects of sales charges or taxes, and in the case of the Lehman Bros. Muni Bond Index, operating expenses. *** Lehman Bros. Muni Bond Index
Since Inception cumulative returns as of 2/28/03 are 136.22% for Class A, 76.04% for
Class B, 77.18% for Class C, and 51.99% for
Class Z. Lehman Bros. Muni Bond Index Since
Inception average annual returns as of
3/31/03 are 7.26% for Class A, 6.25% for
Class B, 6.83% for Class C, and 6.66% for
Class Z. **** Lipper Since Inception
cumulative returns as of 2/28/03 are 121.80% for Class A, 64.55% for Class B, 66.38% for
Class C, and 43.32% for Class Z. Lipper
Since Inception average annual returns as of 3/31/03 are 6.66% for Class A, 5.46% for
Class B, 6.03% for Class C, and 5.68% for
Class Z.

Prudential Financial (LOGO)  April 15, 2003

Dear Shareholder,
Conditions in the municipal bond market
fluctuated widely during the California
Income Series' six-month reporting period ended February 28, 2003. Nevertheless, a back-to-basics approach to investing that favors bonds and other relatively conservative assets prevailed in the financial markets. Bond funds, including those that invest in municipal debt securities, benefited accordingly.

For the reporting period, the Series
underperformed the Lehman Brothers Municipal
Bond Index (the Index), but the Series
returned more than the average comparable fund as measured by the Lipper California
Municipal Debt Funds Average (the Lipper
Average). On the following pages, the
Series' management team describes conditions in the municipal bond market and explains the Series' performance.

In March 2003 I was named president of the Fund. I am pleased to lead an organization aimed at offering a high-quality product based on consistent investment disciplines-a point of stability in today's turbulent markets. At Prudential Financial, we recommend that you work closely with a financial professional if you are considering making any changes to your investment strategy. As always, we appreciate your continued confidence in
Prudential mutual funds and look forward to serving your future investment needs.

Sincerely,

Judy A. Rice, President
Prudential California Municipal Fund

Prudential California Municipal Fund
California Income Series

Semiannual Report     February 28, 2003

INVESTMENT ADVISER'S REPORT

MUNICIPAL BONDS EDGED HIGHER IN VOLATILE PERIOD
Our six-month reporting period that began
September 1, 2002 was a time of heightened volatility in the municipal bond market. A temporary rebound in the stock market, a large supply of newly issued tax-exempt securities, a change in U.S. monetary policy, and geopolitical developments drove the large swings in municipal bond prices.
We maintained an investment strategy that provided the Series with flexibility to respond readily to the changing market conditions.

Early in our reporting period, municipal bonds gained in value to such an extent that a correction in the market was virtually inevitable. Therefore, when the equity market began to recover in October 2002, demand for municipal bonds faded temporarily and their prices plunged. The tax-exempt market was also pressured by a large amount of newly issued municipal bonds in October.

The sell-off in municipal bonds soon turned into a rally. Investors began to pay higher prices (and accept lower yields) for tax-exempt bonds, anticipating that the Federal
Reserve (the Fed) would lower borrowing
costs to boost economic growth. In November, the Fed cut the rate banks charge each other for overnight loans half a percentage point to 1.25%, the lowest level in 41 years.

Municipal bond prices edged higher in
December and for much of the remainder of
our reporting period, albeit in an uneven
pattern. There was speculation that the Fed
would soon cut rates again to help the
fragile economy. Data indicated that the
threat of war with Iraq, rising oil prices,
and a weak job market hurt consumer
spending, the main engine of economic
growth. Prices of California municipal bonds
increased less than municipal bonds of
issuers in most other states during our
reporting period partly because Golden State
investors had to absorb such a huge supply
of new
                                            3

Prudential California Municipal Fund       California Income Series

Semiannual Report     February 28, 2003

securities. In January 2003, we invested in bonds backed by California's share of the national settlement with the tobacco industry. This $3 billion bond issue was priced very attractively because of its large size and to compensate investors concerned about risk within the tobacco business. Overall, the more modest gain in the prices of California municipal bonds compared with those in most other states is the reason that the Series underperformed the Index for the six months under review.

STATE OF CALIFORNIA CREDIT RATING DOWNGRADED
The ongoing economic malaise in the United
States continued to dramatically affect
California during our reporting period. Due to substantial reliance upon personal income tax, particularly the capital gains component, California's anticipated revenues declined far more than expected. Its cash position deteriorated, and the Golden State is expected to issue about $11 billion of revenue anticipation warrants during June of 2003 in order to pay previously issued revenue anticipation notes that will mature in June 2003. (We do not invest in either the warrants or notes because they are short-term securities.)

Absent corrective action, California faces a combined estimated budget gap of nearly $35 billion through June 30, 2004. The conflict between cutting expenses and/or raising taxes has caused near paralysis among lawmakers. Nevertheless, we believe
California will ultimately act to maintain its fiscal integrity. Standard & Poor's
(S&P) Ratings Group cut the Golden State's general obligation (GO) bond credit rating to single-A from single-A plus, and Moody's
Investors Service lowered its California GO bond rating to A2 from A1. Not surprisingly, the State of California GO bonds performed rather poorly for the six months ended
February 28, 2003. We believe our decision to limit the Series' exposure to them enhanced the Series' performance relative to the Lipper Average during our reporting period.

                             www.prudential.com   (800) 225-1852

INCREASED EXPOSURE TO BONDS RATED AAA
Given the fiscal challenges facing
California and the frequent changes in the level of interest rates, we continued to work toward achieving the right balance in the Series with regard to two important characteristics. The first was credit quality, which involves the Series' exposure to high-quality bonds versus low-quality bonds. The second was interest-rate sensitivity, which involves the Series' exposure to bonds with good potential for price appreciation versus bonds that behave defensively during a sell-off in the fixed income market.

From the perspective of credit quality,
insured and uninsured bonds rated AAA
(including not-rated bonds considered AAA by Prudential) accounted for 55% of the Series' total investments as of February 28, 2003, up from 51% as of August 31, 2002. The uncertainty fostered by the threat of war with Iraq and deteriorating economic conditions bolstered the appeal of insured municipal bonds, which performed better than low-quality municipal bonds for the six months under review, according to the Lehman
Brothers Insured Bond Index.

Municipal bonds of below-investment-grade quality rated BB or lower (including not-rated bonds considered BB or lower by Prudential) comprised 19% of the Series' total investments as of February 28, 2003, barely changed from six months earlier. Low-quality bonds did not perform well in this challenging investment environment. Although the Series' exposure to these bonds hurt its returns during our fiscal half-year, they provided considerable interest income that helped the Series meet its investment objective of maximizing current income exempt from State of California and federal income taxes consistent with the preservation of capital.

WELL-TIMED SHIFTS IN SERIES' ASSET ALLOCATION
In the volatile interest-rate environment,
we maintained a barbell strategy that
focused on two types of bonds. One side of
our barbell emphasized
                                           5

Prudential California Municipal Fund       California Income Series

Semiannual Report     February 28, 2003

AAA-rated, insured zero coupon bonds, which are so named because they pay no interest and are sold at discounted prices to make up for their lack of periodic interest payments. Zero coupon bonds are the most interest-rate-sensitive of all bonds, which enables them to perform better than other types of debt securities when interest rates decline and bond prices move higher.

The other side of our barbell emphasized intermediate-term bonds whose higher coupon rates provided the Series with considerable interest income. These bonds are considered to have defensive characteristics, as their prices tend to hold up relatively well when the municipal bond market sells off. The bonds are attractive to investors who want the solid income that they provide.

We periodically adjusted our coupon barbell strategy as needed. When the municipal bond market began to correct in early October as previously discussed, we trimmed the Series' exposure to zero coupon bonds and long-term deeply discounted bonds that pay interest income semiannually. We reinvested the proceeds in additional intermediate-term higher-coupon bonds. Our shift in asset allocation shortened the Series' duration, a measure of its sensitivity to changes in the level of interest rates that is expressed in years. A shorter duration helped to protect the value of the Series as municipal bond prices fell to their lowest level of the reporting period in October.

During November, we began to reverse our earlier move. We cut exposure to intermediate-term higher coupon bonds and bought zero coupon bonds, which were priced attractively by that time. This lengthened the Series' duration, which helped it benefit more fully from the municipal bond rally later in our reporting period. We believe our timely asset allocation shifts enhanced the Series' performance relative to its Lipper Average during our reporting period.

                             www.prudential.com   (800) 225-1852

Semiannual Report     February 28, 2003

LOOKING AHEAD
We will look for strong investment
opportunities among new municipal bonds of California issuers. During 2003, we expect the volume of new tax-exempt securities in the Golden State to exceed the total in 2002 as state and local governments turn increasingly to the bond market to raise money that will help close their budget gaps. We aim to take advantage of temporary pricing discrepancies that emerge when new municipal bonds are issued at what we believe are undervalued levels. This can occur for various reasons, such as when there is a glut of new bonds or when investors overreact to problems confronting an issuer.

California Income Series Management Team

       Prudential California Municipal Fund      California Income Series
             Portfolio of Investments as of February 28, 2003 (Unaudited)

                                                                         Principal
                                   Moody's       Interest     Maturity   Amount           Value
Description (a)                    Rating        Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.6%
Municipal Bonds
----------------------------------------------------------------------------------------
Brea Redev. Agcy., Rfdg., Tax
 Alloc., Ser. A                    Aaa           5.50%         8/01/19   $    3,350       $  3,704,966
Buena Park Cmnty. Redev. Agcy.,
 Cent. Bus. Dist. Proj., Ser. B    NR            7.80          9/01/14        3,325(h)       3,399,181
California Cnty. Tobacco Sec.
 Agcy., Asset Bkd. Gold Country
 Fdg. Corp.                        A1            5.75          6/01/27        2,000          1,863,960
California Hlth. Facs. Fin.
 Auth. Rev., Kaiser Permanente,
 Ser. B                            A3            5.25         10/01/13        3,620(h)       3,821,417
California Infrastructure &
 Econ. Dev. Bk. Rev., Scripps
 Research Inst., Ser. A            Aa3           5.75          7/01/30        1,500          1,612,665
California Poll. Ctrl. Fin.
 Auth., Solid Wste. Disp. Rev.,
 Keller Canyon Landfill Co.
 Proj.                             B1            6.875        11/01/27        2,500          2,444,550
California Rural Home Mtge. Fin.
 Auth., Sngl. Fam. Mtge. Rev.,
 Mtge. Bkd. Secs., Ser. D,
 F.N.M.A., G.N.M.A., A.M.T.        AAA(c)        6.00         12/01/31        1,570          1,676,681
California St. Cmnty. Cap.
 Apprec. Cmnty. Facs., Dist. No.
 97-1                              NR            Zero          9/01/22        4,440          1,339,015
California St. Dept. Wtr. Res.
 Pwr. Supply Rev.,
 Ser. A, A.M.B.A.C.                Aaa           5.50          5/01/14        3,000          3,405,540
 Ser. A, A.M.B.A.C.                Aaa           5.375         5/01/18        6,830          7,482,060
California St. Pub. Wks. Brd.
 Lease Rev., Dept. of
 Corrections, Ser. A               Aaa           5.50          1/01/15        3,000          3,333,750
California St. Univ. Rev. &
 Coll., Systemwide, Ser. A,
 A.M.B.A.C.                        Aaa           5.50         11/01/16        1,350          1,526,107

    8                                      See Notes to Financial Statements

   Prudential California Municipal Fund      California Income Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                         Principal
                                   Moody's       Interest     Maturity   Amount           Value
Description (a)                    Rating        Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
California St.,
 G.O.                              A2            5.75%         5/01/30   $    1,000       $  1,053,860
 G.O., A.M.B.A.C.                  Aaa           5.50          3/01/16        2,000          2,208,160
California Statewide Cmntys.
 Dev. Auth.,
 C.O.P.                            Aaa           5.30         12/01/15        1,900          2,079,075
 Sutter Hlth., Ser. B              A1            5.50          8/15/28        4,000          4,070,760
Carson City Ltd. Oblig. Impvt.
 Rev., Assmt. Dist., No. 92-1      NR            7.375         9/02/22          415            427,326
Central California Joint Pwrs.
 Hlth. Fin. Auth., C.O.P.,
 Cmnty. Hosps.                     Baa1          6.00          2/01/30        2,000          2,044,220
Chula Vista Cmnty. Facs. Dist.
 Spec. Tax,
 No. 06-1 Eastlake Woods
 Area A                            NR            6.15          9/01/26        1,000          1,010,160
 No. 06-1 Eastlake Woods
 Area A                            NR            6.20          9/01/33        1,500          1,516,365
Chula Vista Cmnty. Redev. Agcy.,
 Rfdg. Tax Alloc. Sr. Bayfront,
 Ser. A                            BBB+(c)       7.625         9/01/24        2,500          2,866,550
 Rfdg. Tax Alloc. Sub. Bayfront,
 Ser. C                            NR            8.25          5/01/24        2,500          2,702,550
Chula Vista Spec. Tax Cmnty.
 Facs., Dist. No. 97-3             NR            6.05          9/01/29        2,765          2,860,392
Corona C.O.P., Vista Hosp. Sys.,
 Inc., Ser. C                      NR            8.375         7/01/11        2,000(e)(h)      737,600
Davis Pub. Facs. Fin. Auth.,
 Mace Ranch, Ser. A                NR            6.60          9/01/25        1,330          1,401,554
East Bay Mun. Util. Dist.
 Wastewater, Treatment Sys.
 Rev., A.M.B.A.C.                  Aaa           5.55          6/01/20        2,000(f)       2,059,140
El Dorado Cnty., Spec. Tax,
 Cmnty. Facs., Dist. No. 92-1      NR            6.125         9/01/16        1,000          1,051,460
 Cmnty. Facs., DIst. No. 92-1      NR            8.25          9/01/24        1,945(f)(h)    2,190,304
 Cmnty. Facs., Dist. No. 92-1      NR            6.25          9/01/29          480            493,694
Escondido Uni. Sch. Dist., Ser.
 A, G.O., F.S.A.                   Aaa           5.25          8/01/22        1,000          1,062,590

    See Notes to Financial Statements                                      9

   Prudential California Municipal Fund      California Income Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                         Principal
                                   Moody's       Interest     Maturity   Amount           Value
Description (a)                    Rating        Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Folsom Spec. Tax,
 Cmnty. Facs., Dist. No. 10        NR            6.875%        9/01/19   $    2,000       $  2,141,800
 Cmnty. Facs., Dist. No. 7         NR            6.00          9/01/24        2,500          2,566,950
Foothill/Eastern Trans. Corr.
 Agcy., Toll Rd. Rev.,
 C.A.B.S., Sr. Lien, Ser. A,
 E.T.M.                            Aaa           Zero          1/01/20       10,000          4,513,300
 Conv. C.A.B.S.                    Baa3          Zero          1/15/28        4,890          3,397,132
 Conv. C.A.B.S., Sr. Lien, Ser.
 A, Zero Coupon (until 1/01/05)    Aaa           7.15          1/01/13        4,750(f)       5,348,785
Gateway Impvt. Auth. Rev., Marin
 City Cmnty. Facs. Dist., Ser. A   NR            7.75          9/01/25        2,095(f)       2,478,343
Glendale Redev. Agy. Tax Alloc.
 Rev., Central Glendale Redev.
 Proj., M.B.I.A.                   Aaa           5.25         12/01/19        3,275          3,569,586
Golden West Sch. Fin. Auth.,
 California Rev., C.A.B.S.,
 Rfdg. Ser. A., M.B.I.A.           Aaa           Zero          2/01/19        2,110            971,528
Kings Cnty. Wste. Mgmt. Auth.,
 Solid Wste. Rev., A.M.T.          BBB(c)        7.20         10/01/14        1,200          1,270,524
La Quinta Redev. Agcy., Tax
 Alloc.,
 Rfdg. Proj. Area No. 1,
 M.B.I.A.                          Aaa           7.30          9/01/10        1,000          1,270,500
 Rfdg. Proj. Area No. 1,
 M.B.I.A.                          Aaa           7.30          9/01/11        1,000          1,284,340
Lincoln Impvt. Bond Act of 1915,
 Pub. Fin Auth., Twelve Bridges    NR            6.20          9/02/25        2,805          2,899,669
Long Beach Hbr. Rev.,
 Rfdg. Ser. A, A.M.T., F.G.I.C.    Aaa           6.00          5/15/17        3,500(g)       4,164,755
 Rfdg. Ser. A, A.M.T., F.G.I.C.    Aaa           6.00          5/15/19        3,000          3,567,450
Los Angeles Cmnty. Facs., Dist.
 No. 5, Rowland Heights, Ser. A    NR            7.25          9/01/19        1,500(f)       1,668,750
Los Angeles Hbr. Dept. Rev.,
 A.M.T., Ser. B                    Aa3           5.375        11/01/23        2,000          2,050,200
Los Angeles Uni. Sch. Dist.,
 Ser. A, F.S.A.                    Aaa           5.25          7/01/20        1,950          2,103,231

    10                                     See Notes to Financial Statements

   Prudential California Municipal Fund      California Income Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                         Principal
                                   Moody's       Interest     Maturity   Amount           Value
Description (a)                    Rating        Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Lynwood Pub. Fin. Auth. Rev.,
 Wtr. Sys. Impvt. Proj.            BBB(c)        6.50%         6/01/21   $    1,500(h)    $  1,570,560
Metro. Wtr. Dist. of Southern
 California, Waterworks Rev.,
 Linked S.A.V.R.S. & R.I.B.S.      Aa2           5.75          8/10/18        1,000(h)       1,186,180
Mojave Desert & Mtn. Solid Wste.
 Joint Pwrs. Auth. Proj., Victor
 Valley Nat'l. Recov. Facs.,
 A.M.T.                            Baa1          7.875         6/01/20        1,175          1,235,583
Norco Spec. Tax Cmnty. Facs.,
 Dist. No. 97-1                    NR            7.10         10/01/30        1,320          1,425,270
Ontario California Impvt. Bond
 Act of 1915, Assmt. Dist. 100C,
 Cmnty. Ctr. III                   NR            8.00          9/02/11          535            559,733
Orange Cnty. Cmnty. Facs. Dist.,
 Spec. Tax Rev., No. 01-1,
 Ladera Ranch, Ser. A              NR            6.00          8/15/25        1,350          1,366,916
Orange Cnty. Loc. Trans. Auth.,
 Sales Tax Rev., Linked
 S.A.V.R.S. & R.I.B.S.,
 A.M.B.A.C., T.C.R.S.              Aaa           6.20          2/14/11       10,000(h)      11,825,000
 Spec. Tax Rev., Linked R.I.B.S.   Aa2           10.95(d)      2/14/11          750          1,011,720
Perris Cmnty. Facs. Dist., Spec.
 Tax No. 01-2, Ser. A              NR            6.25          9/01/23        2,000          2,015,160
Pico Rivera California Wtr.
 Auth. Rev., Wtr. Sys. Proj.,
 Ser. A, M.B.I.A.                  Aaa           5.50          5/01/29        1,500          1,686,855
Pittsburg California Redev.
 Agcy. Tax Alloc.,
 Ext. Spec. Redem., Los Medanos,
 Ser. B, F.S.A.                    Aaa           5.80          8/01/34        2,700          2,996,109
 Los Medanos Cmnty. Dev. Proj.,
 A.M.B.A.C.                        Aaa           Zero          8/01/26        1,375            391,614
Poway Cmnty., Facs., Dist. No.
 88-1, Pkwy. Bus. Ctr.             NR            6.75          8/15/15        1,000          1,091,980
Puerto Rico Comnwlth., Rites, PA
 642A, M.B.I.A.                    NR            10.549        7/01/10        1,000          1,353,440

    See Notes to Financial Statements                                     11

   Prudential California Municipal Fund      California Income Series
         Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                         Principal
                                   Moody's       Interest     Maturity   Amount           Value
Description (a)                    Rating        Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Puerto Rico Pub. Bldgs. Auth.,
 Gtd. Pub. Ed. & Hlth. Facs.,
 C.A.B.S., Ser. J, E.T.M.          Baa1          Zero          7/01/06   $      145       $    136,526
Redding Elec. Sys. Rev., C.O.P.,
 Linked S.A.V.R.S. & R.I.B.S.,
 M.B.I.A., E.T.M.                  Aaa           6.368%        7/01/22           50(h)          59,952
 M.B.I.A., R.I.B.S.                Aaa           11.438(d)     7/01/22        1,850(f)       2,586,448
Richmond Redev. Agcy. Tax
 Alloc.,
 C.A.B.S. Rfdg. Hbr., Ser. A,
 M.B.I.A.                          Aaa           Zero          7/01/20        1,150            485,910
 C.A.B.S. Rfdg. Hbr., Ser. A,
 M.B.I.A.                          Aaa           Zero          7/01/21        1,150            455,791
Richmond Redev. Agcy.,
 Multi-Fam. Hsg., Bridge
 Affordable Hsg.                   NR            7.50          9/01/23        2,425          2,486,255
Rio Vista Impvt. Bond Act of
 1915, Assmt. Dist. No. 96-1,
 River View Pt.                    NR            7.50          9/02/22        1,815          1,960,127
Riverside Cnty. Asset Leasing
 Corp. Leasehold Rev., Hosp.
 Proj., Ser. A                     Aaa           5.00          6/01/09        3,500          3,891,895
Riverside Uni. Sch. Dist. Spec.
 Tax,
 Cmnty. Facs. Dist. No. 7,
 Ser. A                            NR            6.90          9/01/20        1,320          1,433,137
 Cmnty. Facs. Dist. No. 7,
 Ser. A                            NR            7.00          9/01/30        1,000          1,080,770
Rocklin Uni. Sch. Dist.,
 C.A.B.S., Ser. C, M.B.I.A.        Aaa           Zero          8/01/14        1,220(h)         744,493
 C.A.B.S., Ser. C, M.B.I.A.        Aaa           Zero          8/01/15        1,285            736,523
 C.A.B.S., Ser. C, M.B.I.A.        Aaa           Zero          8/01/16        1,400            754,306
Roseville California Spec. Tax,
 Highland Cmnty. Facs., Dist.
 No. 1                             NR            6.30          9/01/25        1,890          1,953,769
 Woodcreek Cmnty. Facs., Dist.
 No. 1                             NR            6.375         9/01/27        1,000          1,040,460

    12                                     See Notes to Financial Statements

   Prudential California Municipal Fund      California Income Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                         Principal
                                   Moody's       Interest     Maturity   Amount           Value
Description (a)                    Rating        Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Sacramento City. Fin. Auth.,
 C.A.B.S., Tax Alloc. Comb.
 Proj., Ser. B, M.B.I.A.           Aaa           Zero         11/01/16   $    5,700       $  3,011,709
 C.A.B.S., Tax Alloc. Comb.
 Proj., Ser. B, M.B.I.A.           Aaa           Zero         11/01/17        5,695          2,831,041
Sacramento Impvt. Bond Act of
 1915, Willowcreek II, Assmt.
 Dist. No. 96-1                    NR            6.70%         9/02/22        2,420(h)       2,508,112
Sacramento Spec. Purp. Facs.,
 Y.M.C.A. of Sacramento            NR            7.25         12/01/18        1,885          1,943,077
San Bernardino Cnty.,
 C.O.P., Med. Ctr. Fin. Proj.,
 M.B.I.A.                          Aaa           5.50          8/01/22        4,540          5,117,352
 C.O.P., West VY Detention Ctr.
 Refing., Ser. A, M.B.I.A.         Aaa           5.25         11/01/14        2,100          2,356,746
San Bruno Park Sch. Dist.,
 C.A.B.S., F.S.A.                  Aaa           Zero          8/01/20        1,275            538,330
 C.A.B.S., F.S.A.                  Aaa           Zero          8/01/21        1,220            483,242
 C.A.B.S., F.S.A.                  Aaa           Zero          8/01/22        1,080            399,935
San Diego California Redev.
 Agcy., Tax Alloc., North Bay
 Redev.                            Baa1          5.875         9/01/29        2,000          2,075,480
San Diego Spec. Tax, Cmnty.
 Facs. Dist. No. 1, Ser. B         NR            7.10          9/01/20        2,000(f)       2,335,000
San Francisco City & Cnty.
 Arpt., Comm. Int'l. Arpt. Rev.,
 Second Ser. Issue 8A, A.M.T.,
 F.G.I.C.                          Aaa           6.25          5/01/20        2,000          2,122,540
San Francisco City & Cnty.,
 Redev. Agcy., Lease Rev.,
 C.A.B.S.                          A1            Zero          7/01/06        1,500          1,395,165
 C.A.B.S.                          A1            Zero          7/01/07        2,250          2,008,710
San Joaquin Hills Trans.
 Corridor Agcy., Toll Rd. Rev.,
 Jr. Lien, C.A.B.S., E.T.M.        Aaa           Zero          1/01/11        2,000          1,506,080
 Sr. Lien, C.A.B.S., E.T.M.        Aaa           Zero          1/01/17        2,500          1,341,175
San Leandro Cmnty. Facs., Spec.
 Tax, Dist. No. 1                  NR            6.50          9/01/25        2,160          2,235,859

    See Notes to Financial Statements                                     13

   Prudential California Municipal Fund      California Income Series
       Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                         Principal
                                   Moody's       Interest     Maturity   Amount           Value
Description (a)                    Rating        Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
San Luis Obispo, C.O.P., Vista
 Hosp. Sys., Inc.                  NR            8.375%        7/01/29   $    1,000(e)(h) $    369,000
Santa Margarita Wtr. Dist. Spec.
 Tax,
 Cmnty. Facs., Dist. No. 99-1      NR            6.20          9/01/20        2,000          2,055,280
 Cmnty. Facs., Dist. No. 99-1      NR            6.25          9/01/29        2,000          2,043,600
Santa Margarita, Dana Point
 Auth.,
 Impvt. Dists. 1,2,2A,8, Ser. A,
 M.B.I.A.                          Aaa           7.25          8/01/09          905          1,134,110
 Impvt. Dists. 3,3A, 4,4A, Ser.
 B, M.B.I.A.                       Aaa           7.25          8/01/14        1,000          1,314,570
Saratoga Uni. Sch. Dist.,
 G.O., F.G.I.C.                    Aaa           Zero          9/01/24        2,070            661,552
 G.O., F.G.I.C.                    Aaa           Zero          9/01/25        3,145            946,802
 G.O., F.G.I.C.                    Aaa           Zero          9/01/26        3,500            994,280
South Orange Cnty., Pub. Fin.
 Auth., Sr. Lien, Ser. A,
 M.B.I.A.                          Aaa           7.00          9/01/10        2,535          3,169,587
South Tahoe Joint Pwrs. Fin.
 Auth. Rev., Rfdg. Redev. Proj.,
 Area No. 1, Ser. B                BBB-(c)       6.00         10/01/28        3,000          3,067,260
Southern California Pub. Pwr.
 Auth.,
 Pwr. Proj. Rev.                   A2            6.75          7/01/10        4,250          5,166,385
 Pwr. Proj. Rev., Rfdg., Palo
 Verde Proj., Ser. C,
 A.M.B.A.C., E.T.M.                Aaa           Zero          7/01/16        8,400(h)       4,663,344
Stockton Cmnty. Facs. Dist.,
 Spec. Tax, No. 90-2, Brookside
 Estates                           NR            6.20          8/01/15        1,050          1,106,553
Sulphur Springs Uni. Sch. Dist.,
 Int. Accrual, Ser. A, M.B.I.A.    Aaa           Zero          9/01/11        3,000          2,168,760
Temecula Valley Uni. Sch. Dist.,
 Cmnty. Facs., Spec. Tax, Dist.
 No. 89-1                          NR            8.60          9/01/17        2,600          2,601,534

    14                                     See Notes to Financial Statements

    Prudential California Municipal Fund      California Income Series
       Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                         Principal
                                   Moody's       Interest     Maturity   Amount           Value
Description (a)                    Rating        Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Tustin California Uni. Sch.
 Dist. Spec. Tax, Cmnty. Facs.,
 Dist. No. 97-1                    AAA(c)        6.375%        9/01/35   $    1,500(f)    $  1,844,505
Vacaville Cmnty. Redev. Agcy.,
 Multi-Fam. Rev., Cmnty. Hsg.
 Fin., Issue A                     A-(c)         7.375        11/01/14        1,110(f)       1,247,973
Vallejo C.O.P., Touro Univ.        Ba3           7.375         6/01/29        2,500(h)       2,549,825
Ventura California Port Dist.,
 C.O.P.                            NR            6.375         8/01/28        3,445          3,495,573
Victor Elem. Sch. Dist.,
 G.O., F.G.I.C., Ser. A            Aaa           5.375         8/01/20        1,455          1,583,346
 G.O., F.G.I.C., Ser. A            Aaa           5.375         8/01/21        1,635          1,769,969
Victor Valley,
 Union H.S. Dist., C.A.B.S.,
 M.B.I.A., E.T.M.                  Aaa           Zero          9/01/17        4,500          2,342,790
 Union H.S. Dist., C.A.B.S.,
 M.B.I.A., E.T.M.                  Aaa           Zero          9/01/19        5,450          2,514,957
 Union H.S. Dist., C.A.B.S.,
 M.B.I.A., E.T.M.                  Aaa           Zero          9/01/20        5,850          2,536,618
West Contra Costa Uni. Sch.
 Dist., C.O.P.                     Baa3          6.875         1/01/09          775            824,794
                                                                                          ------------
Total long-term investments
 (cost $227,102,108)                                                                       248,617,497
                                                                                          ------------
SHORT-TERM INVESTMENTS  6.1%
----------------------------------------------------------------------------------------
California Edl. Facs. Auth.
 Rev., Rfdg. Art Ctr. Design,
 Coll., Ser. B, F.R.W.D.           VMIG1         1.10          3/06/03        1,000          1,000,000
California Hsg. Fin. Agy. Rev.,
 Home Mtg., Ser. M, A.M.T.,
 F.R.D.D.                          VMIG1         1.20          3/03/03        2,600          2,600,000
 Home Mtg., Ser. R, A.M.T.,
 F.R.D.D.                          VMIG1         1.20          3/03/03        1,110          1,110,000
 Home Mtg., Ser. U, A.M.T.,
 F.R.D.D.                          VMIG1         1.11          3/03/03          550            550,000
 Multi-Fam. Hsg. III, Ser. A,
 A.M.T., F.R.D.D.                  VMIG1         1.20          3/03/03        1,100          1,100,000

    See Notes to Financial Statements                                     15

   Prudential California Municipal Fund      California Income Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                         Principal
                                   Moody's       Interest     Maturity   Amount           Value
Description (a)                    Rating        Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Mun. Secs. Trust Cert., Ser.
 2001,136 Trust Cert. Class A,
 F.G.I.C., F.R.D.D.                A-1(c)        1.15%         3/03/03   $      900       $    900,000
Newport Beach California Rev.,
 Hoag Mem. Presbyterian Hosp.,
 F.R.D.D.                          VMIG1         1.11          3/03/03        3,200          3,200,000
Ontario California Rev., Redev.
 Agcy. Hsg., Ser. A, A.M.T.,
 F.R.W.D.                          P-1           1.10          3/06/03        2,900          2,900,000
San Jose Redev. Agcy., Tax
 Alloc., Fltr. Cert. Ser. 149,
 M.B.I.A., F.R.W.D.S.              VMIG1         1.10          3/06/03        2,000          2,000,000
                                                                                          ------------
Total short-term investments
 (cost $15,360,000)                                                                         15,360,000
                                                                                          ------------
Total Investments  103.7%
 (cost $242,462,108; Note 5)                                                               263,977,497
Liabilities in excess of other
 assets  (3.7%)                                                                             (9,305,830)
                                                                                          ------------
Net Assets  100%                                                                          $254,671,667
                                                                                          ------------
                                                                                          ------------

    16                                     See Notes to Financial Statements

   Prudential California Municipal Fund      California Income Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    C.A.B.S.--Capital Appreciation Bonds.
    C.O.P.--Certificates of Participation.
    E.T.M--Escrowed To Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.N.M.A.--Federal National Mortgage Association.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.R.W.D.S.--Floating Rate (Weekly) Demand Note Synthetic (b).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Corporation.
    R.I.B.S.--Residual Interest Bearing Securities.
    S.A.V.R.S.--Select Auction Variable Rate Securities.
    T.C.R.S.--Transferable Custodial Receipts.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
(e) Issue in default on interest payment, non-income producing security.
(f) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(g) All or partial principal amount segregated as collateral for futures contracts or when-issued securities.
(h) Represents a when-issued security.

NR--Not Rated by Moody's or Standard & Poor's.

The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     17

     Prudential California Municipal Fund      California Income Series
           Statement of Assets and Liabilities (Unaudited)

                                                                 February 28, 2003
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $242,462,108)                          $ 263,977,497
Cash                                                                      96,541
Interest receivable                                                    3,535,254
Receivable for investments sold                                        3,131,101
Receivable for Series shares sold                                        277,219
Other assets                                                               4,448
                                                                 -----------------
      Total assets                                                   271,022,060
                                                                 -----------------
LIABILITIES
Payable for investments purchased                                     15,265,528
Payable for Series shares reacquired                                     754,267
Management fee payable                                                    96,848
Dividends payable                                                         93,159
Distribution fee payable                                                  63,766
Accrued expenses                                                          51,412
Deferred trustees' fees                                                   17,288
Due to broker-variation margin                                             8,125
                                                                 -----------------
      Total liabilities                                               16,350,393
                                                                 -----------------
NET ASSETS                                                         $ 254,671,667
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                           $     228,681
   Paid-in capital in excess of par                                  234,009,439
                                                                 -----------------
                                                                     234,238,120
   Undistributed net investment income                                   216,891
   Accumulated net realized loss on investments                       (1,288,076)
   Net unrealized appreciation on investments                         21,504,732
                                                                 -----------------
Net assets, February 28, 2003                                      $ 254,671,667
                                                                 -----------------
                                                                 -----------------

    18                                     See Notes to Financial Statements

       Prudential California Municipal Fund      California Income Series
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                 February 28, 2003
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($171,331,438 / 15,384,826 shares of beneficial interest
      issued and outstanding)                                             $11.14
   Maximum sales charge (3% of offering price)                               .34
                                                                 -----------------
   Maximum offering price to public                                       $11.48
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($66,839,870 / 6,001,753 shares of beneficial
      interest issued and outstanding)                                    $11.14
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share ($9,686,048
      / 869,732 shares of beneficial interest issued and
      outstanding)                                                        $11.14
   Sales charge (1% of offering price)                                       .11
                                                                 -----------------
   Offering price to public                                               $11.25
                                                                 -----------------
                                                                 -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($6,814,311 / 611,800 shares of beneficial
      interest issued and outstanding)                                    $11.14
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     19

       Prudential California Municipal Fund      California Income Series
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $ 6,729,541
                                                                 -----------------
Expenses
   Management fee                                                       633,622
   Distribution fee--Class A                                            213,286
   Distribution fee--Class B                                            167,416
   Distribution fee--Class C                                             37,002
   Custodian's fees and expenses                                         46,000
   Transfer agent's fees and expenses                                    24,000
   Reports to shareholders                                               23,000
   Registration fees                                                     17,000
   Legal fees and expenses                                               11,000
   Audit fee                                                              7,000
   Trustees' fees                                                         6,000
   Miscellaneous                                                          9,226
                                                                 -----------------
      Total expenses                                                  1,194,552
                                                                 -----------------
Net investment income                                                 5,534,989
                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                            2,035,543
   Financial futures transactions                                        (9,115)
                                                                 -----------------
                                                                      2,026,428
                                                                 -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                       (1,166,597)
   Financial futures contracts                                           90,273
                                                                 -----------------
                                                                     (1,076,324)
                                                                 -----------------
Net gain on investments                                                 950,104
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 6,485,093
                                                                 -----------------
                                                                 -----------------

    20                                     See Notes to Financial Statements

       Prudential California Municipal Fund      California Income Series
             Statement of Changes in Net Assets (Unaudited)

                                                    Six Months             Year
                                                       Ended               Ended
                                                 February 28, 2003    August 31, 2002
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                           $   5,534,989       $  11,443,622
   Net realized gain on investment
      transactions                                     2,026,428           1,575,012
   Net change in unrealized depreciation on
      investments                                     (1,076,324)         (1,948,367)
                                                 -----------------    ---------------
   Net increase in net assets resulting from
      operations                                       6,485,093          11,070,267
                                                 -----------------    ---------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                         (3,724,979)         (7,845,065)
      Class B                                         (1,377,827)         (3,198,683)
      Class C                                           (190,733)           (381,316)
      Class Z                                           (138,302)           (228,685)
                                                 -----------------    ---------------
                                                      (5,431,841)        (11,653,749)
                                                 -----------------    ---------------
Series share transactions (net of share
   conversions)
   (Note 6):
   Net proceeds from shares sold                      11,912,219          34,048,697
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                      2,482,920           5,185,147
   Cost of shares reacquired                         (19,926,276)        (38,192,909)
                                                 -----------------    ---------------
   Net increase (decrease) in net assets from
      Series share transactions                       (5,531,137)          1,040,935
                                                 -----------------    ---------------
Total increase (decrease)                             (4,477,885)            457,453
NET ASSETS
Beginning of period                                  259,149,552         258,692,099
                                                 -----------------    ---------------
End of period(a)                                   $ 254,671,667       $ 259,149,552
                                                 -----------------    ---------------
                                                 -----------------    ---------------
(a) Includes undistributed net investment
income of:                                         $     216,891       $     113,743
                                                 -----------------    ---------------

    See Notes to Financial Statements                                     21

       Prudential California Municipal Fund      California Income Series
             Notes to Financial Statements (Unaudited)

      Prudential California Municipal Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series: California Income Series (the 'Series'), California Series and California Money Market Series. These financial statements relate to California Income Series. The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations on December 3,1990. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and California state income taxes with the minimum of risk. The Series will invest primarily in investment grade municipal obligations but may also invest a portion of its assets in lower-quality municipal obligations or in nonrated securities which are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in preparation of its financial statements.

      Security Valuations:    The Series values municipal securities (including
commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

      Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day or at the bid price in the absence of an asked price.

      Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

      Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a

       Prudential California Municipal Fund      California Income Series
             Notes to Financial Statements (Unaudited) Cont'd.

security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain
(loss) on financial futures transactions.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Future contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Inverse Floaters:    The Series invests in variable rate securities
commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the
                                                                          23

       Prudential California Municipal Fund      California Income Series
             Notes to Financial Statements (Unaudited) Cont'd.

accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    For federal income tax purposes, each Series in
the Fund is treated as a separate taxpaying entity. It is the Series' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulation and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid in capital when they arise.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested assets earn credits which reduce the fees charged by the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with The Prudential Investment Management, Inc. ('PIM'). The Subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIM's performance of such services. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

       Prudential California Municipal Fund      California Income Series
             Notes to Financial Statements (Unaudited) Cont'd.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% on the average daily net assets of the Class A shares.

      PIMS has advised the Series that it received approximately $72,800 and $7,100 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended February 28, 2003. From these fees, PIMS paid a substantial part of such sales charges to affiliated broker-dealers which in turn paid commissions to sales persons and incurred other distribution costs.

      PIMS has advised the Series that for the six months ended February 28, 2003, it received approximately $72,300 and $600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIMS and PIM are indirect wholly owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended February 28, 2003 the amount of the commitment was $800 million and the SCA allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended February 28, 2003.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended February 28, 2003, the Series incurred fees of approximately
                                                                          25

       Prudential California Municipal Fund      California Income Series
             Notes to Financial Statements (Unaudited) Cont'd.

$21,500 for the services of PMFS. As of February 28, 2003 approximately $3,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $4,300 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $3,500 for the six months ended February 28, 2003. As of February 28, 2003, approximately $600 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the six months ended February 28, 2003 were $78,959,351 and $80,522,302, respectively.

      During the six months ended February 28, 2003, the Fund entered into financial futures contracts. Details of financial futures contracts open at February 28, 2003 are as follows:

                                                        Value at        Value at
Number of                              Expiration     February 28,       Trade          Unrealized
Contracts             Type                Date            2003            Date        (Depreciation)
---------     ---------------------    -----------    ------------     ----------     --------------
                 Short Position:
    10            U.S. Treasury
                   Bond Future         Mar. 2003       $1,158,125      $1,147,468        $(10,657)

Note 5. Tax Information
For federal income tax purposes, the Series has a capital loss carryforward at August 31, 2002 of approximately $3,463,000 of which $326,000 expires in 2003, $976,000 expires in 2004, $911,000 expires in 2008 and $1,250,000 expires in
2009. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.

       Prudential California Municipal Fund      California Income Series
             Notes to Financial Statements (Unaudited) Cont'd.

      The United States federal income tax basis of the Series' investments and the net unrealized appreciation as of February 28, 2003 were as follows:

                                                    Net Unrealized
 Tax Basis       Appreciation     Depreciation       Appreciation
------------     ------------     ------------     ----------------
$242,462,108     $ 23,575,406      $ 2,060,017       $ 21,515,389

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

      The Fund has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share.

      Transactions in shares of beneficial interest for the six months ended February 28, 2003 and the fiscal year ended August 31, 2002 were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Six months ended February 28, 2003:
Shares sold                                                      584,599    $  6,451,827
Shares issued in reinvestment of dividends                       147,972       1,632,404
Shares reacquired                                             (1,203,908)    (13,282,886)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (471,337)     (5,198,655)
Shares issued upon conversion from Class B                       288,546       3,210,770
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (182,791)   $ (1,987,885)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2002:
Shares sold                                                    1,682,480    $ 18,393,006
Shares issued in reinvestment of dividends                       312,065       3,391,093
Shares reacquired                                             (1,974,803)    (21,498,821)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                      19,742         285,278
Shares issued upon conversion from Class B                       517,824       5,622,935
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    537,566    $  5,908,213
                                                              ----------    ------------
                                                              ----------    ------------

                                                                          27

       Prudential California Municipal Fund      California Income Series
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Six months ended February 28, 2003:
Shares sold                                                      295,587    $  3,267,968
Shares issued in reinvestment of dividends                        57,961         639,457
Shares reacquired                                               (403,614)     (4,467,832)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     (50,066)       (560,407)
Shares issued upon conversion into Class A                      (288,546)     (3,210,770)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (338,612)   $ (3,771,177)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2002:
Shares sold                                                      736,577    $  8,021,395
Shares issued in reinvestment of dividends                       127,338       1,383,947
Shares reacquired                                             (1,046,245)    (11,384,770)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (182,330)     (1,979,428)
Shares issued upon conversion into Class A                      (517,824)     (5,622,935)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (700,154)   $ (7,602,363)
                                                              ----------    ------------
                                                              ----------    ------------
Class C
------------------------------------------------------------
Six months ended February 28, 2003:
Shares sold                                                       70,725    $    782,505
Shares issued in reinvestment of dividends                        13,714         151,283
Shares reacquired                                               (122,850)     (1,347,992)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    (38,411)   $   (414,204)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2002:
Shares sold                                                      288,071    $  3,140,575
Shares issued in reinvestment of dividends                        28,107         305,460
Shares reacquired                                               (253,377)     (2,759,257)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     62,801    $    686,778
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Six months ended February 28, 2003:
Shares sold                                                      126,984    $  1,409,919
Shares issued in reinvestment of dividends                         5,419          59,776
Shares reacquired                                                (74,954)       (827,566)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     57,449    $    642,129
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2002:
Shares sold                                                      414,422    $  4,493,721
Shares issued in reinvestment of dividends                         9,626         104,647
Shares reacquired                                               (234,335)     (2,550,061)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    189,713    $  2,048,307
                                                              ----------    ------------
                                                              ----------    ------------

                                                        SEMI ANNUAL REPORT
                                                        FEBRUARY 28, 2003


            PRUDENTIAL
            CALIFORNIA MUNICIPAL FUND/
            CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------


                                                        FINANCIAL HIGHLIGHTS

       Prudential California Municipal Fund      California Income Series
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                 ------------------
                                                                  Six Months Ended
                                                                 February 28, 2003
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  11.09
                                                                    ----------
Income from investment operations
Net investment income                                                      .24
Net realized and unrealized gain (loss) on investment
transactions                                                               .05
                                                                    ----------
      Total from investment operations                                     .29
                                                                    ----------
Less distributions
Dividends from net investment income                                      (.24)
Distributions in excess of net investment income                            --
                                                                    ----------
      Total distributions                                                 (.24)
                                                                    ----------
Net asset value, end of period                                        $  11.14
                                                                    ----------
                                                                    ----------
TOTAL RETURN(b):                                                          2.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $171,331
Average net assets (000)                                              $172,042
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               .86%(e)
   Expenses, excluding distribution and service (12b-1) fees               .61%(e)
   Net investment income                                                  4.45%(e)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  32%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Less than $.005 per share.
(d) Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. There was no effect of this change for the year ended August 31, 2002 on net investment income per share, net realized and unrealized gain/(loss) per share or on the ratio of net investment income. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(e) Annualized.

    30                                     See Notes to Financial Statements

       Prudential California Municipal Fund      California Income Series
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                          Year Ended August 31,
----------------------------------------------------------------------------------------------------------
    2002(d)                2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
    $  11.11             $  10.66             $  10.49             $  11.19             $  10.71
----------------     ----------------     ----------------     ----------------     ----------------
         .49                  .52                  .54                  .56(a)               .59(a)
        (.01)                 .45                  .17                 (.70)                 .49
----------------     ----------------     ----------------     ----------------     ----------------
         .48                  .97                  .71                 (.14)                1.08
----------------     ----------------     ----------------     ----------------     ----------------
        (.50)                (.52)                (.54)                (.56)                (.59)
          --                   --(c)                --(c)                --                 (.01)
----------------     ----------------     ----------------     ----------------     ----------------
        (.50)                (.52)                (.54)                (.56)                (.60)
----------------     ----------------     ----------------     ----------------     ----------------
    $  11.09             $  11.11             $  10.66             $  10.49             $  11.19
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
        4.54%                9.35%                7.10%               (1.37)%              10.31%
    $172,623             $167,009             $167,153             $183,593             $181,512
    $169,196             $164,424             $171,688             $187,106             $165,771
         .87%                 .87%                 .86%                 .76%(a)              .68%(a)
         .62%                 .62%                 .61%                 .56%(a)              .58%(a)
        4.55%                4.83%                5.21%                5.03%(a)             5.39%(a)
          23%                  32%                  34%                  23%                  10%

    See Notes to Financial Statements                                     31

       Prudential California Municipal Fund      California Income Series
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                 ------------------
                                                                  Six Months Ended
                                                                 February 28, 2003
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  11.09
                                                                      --------
Income from investment operations
Net investment income                                                      .23
Net realized and unrealized gain (loss) on investment
transactions                                                               .05
                                                                      --------
      Total from investment operations                                     .28
                                                                      --------
Less distributions
Dividends from net investment income                                      (.23)
Distributions in excess of net investment income                            --
                                                                      --------
      Total distributions                                                 (.23)
                                                                      --------
Net asset value, end of period                                        $  11.14
                                                                      --------
                                                                      --------
TOTAL RETURN(b):                                                          2.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 66,840
Average net assets (000)                                              $ 67,521
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.11%(e)
   Expenses, excluding distribution and service (12b-1) fees               .61%(e)
   Net investment income                                                  4.20%(e)

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Less than $.005 per share.
(d) Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. There was no effect of this change for the year ended August 31, 2002 on net investment income per share, net realized and unrealized gain/(loss) per share. The effect of this change on the ratio of net investment income was an increase from 4.30% to 4.31%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(e) Annualized.

    32                                     See Notes to Financial Statements

       Prudential California Municipal Fund      California Income Series
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                          Year Ended August 31,
----------------------------------------------------------------------------------------------------------
    2002(d)                2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
    $  11.11             $  10.67             $  10.49             $  11.19             $  10.71
    --------             --------             --------             --------             --------
         .47                  .49                  .51                  .53(a)               .55(a)
        (.01)                 .44                  .18                 (.70)                 .49
    --------             --------             --------             --------             --------
         .46                  .93                  .69                 (.17)                1.04
    --------             --------             --------             --------             --------
        (.48)                (.49)                (.51)                (.53)                (.55)
          --                   --(c)                --(c)                --                 (.01)
    --------             --------             --------             --------             --------
        (.48)                (.49)                (.51)                (.53)                (.56)
    --------             --------             --------             --------             --------
    $  11.09             $  11.11             $  10.67             $  10.49             $  11.19
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
        4.29%                8.98%                6.93%               (1.67)%               9.87%
    $ 70,308             $ 78,237             $ 80,580             $ 84,546             $ 70,535
    $ 72,864             $ 79,046             $ 78,743             $ 81,163             $ 56,011
        1.12%                1.12%                1.11%                1.06%(a)             1.08%(a)
         .62%                 .62%                 .61%                 .56%(a)              .58%(a)
        4.31%                4.58%                4.96%                4.78%(a)             4.99%(a)

    See Notes to Financial Statements                                     33

       Prudential California Municipal Fund      California Income Series
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                 ------------------
                                                                  Six Months Ended
                                                                 February 28, 2003
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  11.09
                                                                      --------
Income from investment operations
Net investment income                                                      .22
Net realized and unrealized gain (loss) on investment
transactions                                                               .04
                                                                      --------
      Total from investment operations                                     .26
                                                                      --------
Less distributions
Dividends from net investment income                                      (.21)
Distributions in excess of net investment income                            --
                                                                      --------
      Total distributions                                                 (.21)
                                                                      --------
Net asset value, end of period                                        $  11.14
                                                                      --------
                                                                      --------
TOTAL RETURN(b):                                                          2.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $  9,686
Average net assets (000)                                              $  9,949
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.36%(e)
   Expenses, excluding distribution and service (12b-1) fees               .61%(e)
   Net investment income                                                  3.95%(e)

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Less than $.005 per share.
(d) Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. There was no effect of this change for the year ended August 31, 2002 on net investment income per share, net realized and unrealized gain/(loss) per share. The effect of this change on the ratio of net investment income was an increase from 4.06% to 4.07%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(e) Annualized.

    34                                     See Notes to Financial Statements

       Prudential California Municipal Fund      California Income Series
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                          Year Ended August 31,
----------------------------------------------------------------------------------------------------------
    2002(d)                2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
    $  11.11              $10.67               $10.49              $  11.19              $10.71
    --------             -------              -------              --------             -------
         .44                 .47                  .49                   .50(a)              .52(a)
        (.01)                .44                  .18                  (.70)                .49
    --------             -------              -------              --------             -------
         .43                 .91                  .67                  (.20)               1.01
    --------             -------              -------              --------             -------
        (.45)               (.47)                (.49)                 (.50)               (.52)
          --                  --(c)                --(c)                 --                (.01)
    --------             -------              -------              --------             -------
        (.45)               (.47)                (.49)                 (.50)               (.53)
    --------             -------              -------              --------             -------
    $  11.09              $11.11               $10.67              $  10.49              $11.19
    --------             -------              -------              --------             -------
    --------             -------              -------              --------             -------
        4.02%               8.71%                6.66%                (1.91)%              9.60%
    $ 10,071              $9,394               $8,309              $ 10,847              $5,960
    $  9,188              $8,346               $9,021              $  9,088              $4,491
        1.37%               1.37%                1.36%                 1.31%(a)            1.33%(a)
         .62%                .62%                 .61%                  .56%(a)             .58%(a)
        4.07%               4.33%                4.71%                 4.53%(a)            4.74%(a)

    See Notes to Financial Statements                                     35

       Prudential California Municipal Fund      California Income Series
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                 ------------------
                                                                  Six Months Ended
                                                                 February 28, 2003
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $11.09
                                                                      -------
Income from investment operations
Net investment income                                                     .26
Net realized and unrealized gain (loss) on investment
transactions                                                              .04
                                                                      -------
      Total from investment operations                                    .30
                                                                      -------
Less distributions
Dividends from net investment income                                     (.25)
Distributions in excess of net investment income                           --
                                                                      -------
      Total distributions                                                (.25)
                                                                      -------
Net asset value, end of period                                         $11.14
                                                                      -------
                                                                      -------
TOTAL RETURN(b):                                                         2.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                        $6,814
Average net assets (000)                                               $6,036
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              .61%(e)
   Expenses, excluding distribution and service (12b-1) fees              .61%(e)
   Net investment income                                                 4.71%(e)

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Less than $.005 per share.
(d) Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. There was no effect of this change for the year ended August 31, 2002 on net investment income per share, net realized and unrealized gain/(loss) per share or on the ratio of net investment income. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(e) Annualized.

    36                                     See Notes to Financial Statements

       Prudential California Municipal Fund      California Income Series
             Financial Highlights (Unaudited) Cont'd.

                                  Class Z
----------------------------------------------------------------------------
                        Year Ended August 31,
----------------------------------------------------------------------------
 2002(d)          2001           2000           1999           1998
----------------------------------------------------------------------------
  $11.11         $10.65         $10.49         $11.19         $10.71
----------     ----------     ----------     ----------     ----------
     .52            .55            .56            .58(a)         .61(a)
    (.01)           .46            .16           (.70)           .49
----------     ----------     ----------     ----------     ----------
     .51           1.01            .72           (.12)          1.10
----------     ----------     ----------     ----------     ----------
    (.53)          (.55)          (.56)          (.58)          (.61)
      --             --(c)          --(c)          --           (.01)
----------     ----------     ----------     ----------     ----------
    (.53)          (.55)          (.56)          (.58)          (.62)
----------     ----------     ----------     ----------     ----------
  $11.09         $11.11         $10.65         $10.49         $11.19
----------     ----------     ----------     ----------     ----------
----------     ----------     ----------     ----------     ----------
    4.80%          9.72%          7.26%         (1.18)%        10.42%
  $6,148         $4,052         $4,336         $5,449         $4,507
  $4,712         $4,292         $4,281         $4,725         $3,312
     .62%           .62%           .61%           .56%(a)        .58%(a)
     .62%           .62%           .61%           .56%(a)        .58%(a)
    4.78%          5.09%          5.45%          5.28%(a)       5.49%(a)

    See Notes to Financial Statements                                     37

Prudential California Municipal Fund       California Income Series

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment.
Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

                        www.prudential.com    (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your
money for you, reports on successful-and not-so-successful-strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the
value of the Fund's holdings), liabilities
(how much the Fund owes), and net assets
(the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution-but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which
details income (mostly interest and
dividends earned) and expenses (including what you pay us to manage your money).
You'll also see capital gains here-both
realized and unrealized.

Prudential California Municipal Fund       California Income Series

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how
Prudential mutual funds prices securities.
The notes also explain who manages and
distributes the Fund's shares and, more
important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

               www.prudential.com    (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual
report and are required by the Securities
Exchange Commission. Performance is
presented here as the return on a
hypothetical $10,000 investment in the Fund since its inception or for 10 years
(whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund-the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential California Municipal Fund       California Income Series

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports-or other financial materials-and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-sometimes very suddenly-in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate
charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

              www.prudential.com    (800) 225-1852

Leverage: The use of borrowed assets to
enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment.
While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values;
often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign
company or government on the U.S. market and denominated in U.S. dollars.

Prudential California Municipal Fund       California Income Series

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual
Funds, you receive financial advice from a Prudential Securities Financial Advisor or
Pruco Securities registered representative.
Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS
RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge-sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals-not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance-not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and
selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                             www.prudential.com   (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

Officers
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Prudential Investment
   Management, Inc.
Gateway Center Two
Newark, NJ 07102

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols     Nasdaq     CUSIP
------------     ------     -----
Class A          PBCAX     744313305
Class B          PCAIX     744313404
Class C          PCICX     744313800
Class Z          PCIZX     744313875

The views expressed in this report and
information about the Series' portfolio
holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of February 28, 2003, were not audited and, accordingly, no opinion is expressed on them.

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

Prudential Financial (LOGO)

Fund Symbols     Nasdaq       CUSIP
------------     ------       -----
Class A          PBCAX       744313305
Class B          PCAIX       744313404
Class C          PCICX       744313800
Class Z          PCIZX       744313875

MF146E2     IFS-A079180

                                         SEMIANNUAL REPORT
                                         FEBRUARY 28, 2003

PRUDENTIAL
CALIFORNIA MUNICIPAL FUND/
CALIFORNIA MONEY MARKET SERIES

FUND TYPE
Money market

OBJECTIVE
The highest level of current income that is exempt from California State and federal income taxes, consistent with liquidity and the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Series' portfolio
holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                Prudential Financial (LOGO)

Prudential California Municipal Fund
    California Money Market Series

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential California Municipal
Fund/California Money Market Series (the
Series) seeks to provide the highest level of current income that is exempt from California State and federal income taxes, consistent with liquidity and the preservation of capital. The Series intends to invest primarily in a portfolio of short-term, tax-exempt debt securities with effective remaining maturities of 13 months or less from the state of California, its municipalities, local governments, and other qualifying issuers (such as issuers located in Puerto Rico, Guam, and the U.S. Virgin
Islands). There can be no assurance that the Series will achieve its investment objective.

State Specific Money Market Fund Yield Comparison

                   (CHART)
                                  www.prudential.com   (800) 225-1852

Semiannual Report    February 28, 2003

    Fund Facts                                        As of 2/28/03

                          7-Day        Net Asset    Taxable Equivalent Yield*  Weighted Avg.   Net Assets
                       Current Yield  Value (NAV)   @30%     @35%    @38.6%     Mat. (WAM)     (Millions)
CA Money
Market Series              0.61%         $1.00      0.96%    1.03%   1.10%       38 Days          $245
iMoneyNet, Inc.
State Specific Retail
California Avg.**          0.52%         $1.00      0.82%    0.88%   0.93%       32 Days           N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Series.

 *Some investors may be subject to the
  federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal and applicable state tax rates.

**The iMoneyNet, Inc. State Specific Retail
  California Average is based on the average yield of all funds in the iMoneyNet, Inc.
  State Specific Retail California category.

Weighted Average Maturity Comparison

                     (CHART)

Prudential Financial (LOGO)      April 15, 2003

DEAR SHAREHOLDER,
Money market funds and other conservative investment alternatives served as safe havens for investors discouraged by a volatile equity market during California
Money Market Series' six-month reporting period ended February 28, 2003. As the economic recovery in the United States struggled to stay on track, stocks began to rebound in late 2002 only to turn sharply lower again in the first two months of 2003.
In light of these large swings in stock
prices, the conservative market sentiment was not surprising.

Doubts about the staying power of the
economic recovery, exacerbated at that time by the threat of war with Iraq, encouraged a trend toward lower interest rates. Declining interest rates reduced the level of income earned in all portfolios that invest in municipal money market securities. In this falling-interest-rate environment, the
Series' investment strategy helped provide a yield that was competitive with the yield of the average comparable fund as measured by iMoneyNet, Inc.

In March 2003 I was named president of the Fund. I am pleased to lead an organization aimed at offering a high-quality product based on consistent investment disciplines, a point of stability in today's turbulent markets. At Prudential Financial, we recommend that you work closely with a financial professional if you are considering making any changes to your investment strategy. As always, we appreciate your continued confidence in
Prudential mutual funds and look forward to serving your future investment needs.

Sincerely,


Judy A. Rice, President
Prudential California Municipal Fund

Prudential California Municipal Fund
    California Money Market Series

Semiannual Report    February 28, 2003

INVESTMENT ADVISER'S REPORT

INVESTING AMID HISTORICALLY LOW INTEREST RATES
Short-term interest rates declined to their lowest level in more than 40 years during our six-month reporting period that began
September 1, 2002. This trend occurred as a growing threat of war with Iraq, higher oil prices, and less vigorous consumer spending dampened the economic recovery in the United
States. Moreover, California is expected to face a sizable budget gap through June 30, 2004, as lackluster economic conditions and the declining stock market reduced revenues collected from income and capital gains taxes. In this challenging environment, we maintained an approach to security selection and interest-rate risk that aimed to enhance the Series' yield via conservative investment strategies.

Early in our reporting period, financial markets had initially focused on data that indicated economic growth might be stronger than anticipated. This led to speculation that the next move by the Federal Reserve
(the Fed) might be an increase in interest rates to prevent the economy from overheating rather than a reduction in rates as previously expected. Consequently, investors demanded higher yields on municipal money market securities in October
2002, which pushed their prices lower.

WELL-TIMED OCTOBER PURCHASES HELPED THE SERIES
We took advantage of what proved to be a
brief rise in yields during October  2002 by
purchasing securities that matured through
the first quarter of 2003. This strategy
enabled us to stagger the maturities of the
securities during this time frame. We bought
tax-exempt commercial paper of Los Angeles
Harbor Authority that matured in December
2002 and Los Angeles Waste Water Authority
that matured in mid-January 2003. In
addition, we bought bonds of the California
Department of Water Resources whose
principal and interest are backed by top-
tier banks. The bonds initially paid fixed
interest rates until certain dates in
February and March 2003.
                                          3

Prudential California Municipal Fund
    California Money Market Series

Semiannual Report    February 28, 2003

Money market yields reached their peak for the reporting period in October, then turned lower as it became clear the economic recovery was losing steam. When the Fed met in November 2002, concern about the economy led it to cut its target for the rate banks charge each other for overnight loans by half a percentage point to 1.25%, its lowest level in 41 years.

During November 2002, we bought bond
anticipation notes of Berkeley Unified
School District that mature in June 2003.
However, for most of that month, we allowed the Series' weighted average maturity (WAM) to shorten by investing in securities that matured on a daily and weekly basis. (WAM measures a fund's sensitivity to changes in interest rates. It considers the maturity and quantity of each security held in a portfolio.) This move allowed us to meet year-end shareholder liquidity needs and to participate in good buying opportunities that usually emerge in late December when issuers come to market to raise money before the end of the year. As a result, we were able to purchase Los Angeles Community
Redevelopment Agency bonds and Los Angeles
Multifamily revenue bonds that are
structured so that investors can "put" or sell them back in six months.

RIDING OUT THE "JANUARY EFFECT" IN 2003
As 2003 began, an annual decline in yields occurred when investors hurriedly reinvested cash from coupon payments, bond calls, and maturing debt securities that they received during the first week of January. The Series was able to ride out this period, known as the January effect, because in October 2002, we had invested in securities that matured after early January 2003. Once the January effect was over, we began to buy tax-exempt commercial paper that matured in April 2003.
These purchases increased the ability of the Series to meet its shareholder liquidity needs during tax season and to take advantage of any good investment opportunities that emerge as portfolio managers sell securities to provide shareholders with cash to pay their taxes.

                           www.prudential.com   (800) 225-1852

GOLDEN STATE'S CREDIT RATINGS DOWNGRADED
We remained very selective when purchasing securities of California issuers during our reporting period. Due to substantial reliance upon the personal income tax, particularly the capital gains component,
California's anticipated revenues declined more than expected. Its cash position has deteriorated, and the state is expected to issue about $11 billion of revenue anticipation warrants later this year.

Absent corrective action, California faces a combined estimated budget gap of nearly $35 billion through June 30, 2004. The conflict of cutting expenses and/or raising taxes has caused near paralysis among lawmakers.
Standard & Poor's Ratings Group (S&P) cut the Golden State's general obligation bond rating to single-A from single-A plus, and Moody's Investors Service lowered it to A2 from A1. S&P also downgraded the state's short-term ratings to SP-2 from SP-1 for tax-exempt commercial paper (TECP), and A-2 from A-1 for $12.5 billion of notes. Moody's still rates California's TECP at Prime 1, but Moody's downgraded the notes to MIG 2 from MIG 1 after our reporting period ended.
California's finances remain under pressure.
Although we emphasize securities of
California issuers that carry some form of credit enhancement as an extra measure of protection, we believe the state will ultimately act to maintain its fiscal integrity.

LOOKING AHEAD
We are looking forward to taking advantage of "note season"-a period of several weeks typically during June when many issuers in California sell new, attractively priced municipal money market securities. The increased supply during this time tends to temporarily drive up the overall level of yields. As such, we will look to position the Series' WAM slightly longer than its competitive average via selective purchases of high-quality securities.

California Money Market Series Management Team

       Prudential California Municipal Fund     California Money Market Series
             Portfolio of Investments as of February 28, 2003 (Unaudited)

                                                                          Principal
                                   Moody's        Interest     Maturity   Amount          Value
Description (a)                    Rating         Rate         Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Alameda Cnty. Ind. Dev. Auth.
 Rev.,
 Niles Machine & Tool Works,
 Ser. 00A, F.R.W.D., A.M.T.        A-1+(c)        1.10%         3/06/03   $     475       $    475,000
 Pacific Paper Tube Proj.,
 Ser. 2001, F.R.W.D., A.M.T.       A-1+(c)        1.10          3/06/03       2,600          2,600,000
Alameda Cnty., C.O.P., Fltr.
 Cert., Ser. 521, M.B.I.A.,
 F.R.W.D.                          A-1(c)         1.05          3/06/03       4,995          4,995,000
Berkeley Uni. Sch. Dist.,
 G.O., B.A.N.                      NR             2.50          6/01/03      10,000         10,024,318
California Hsg. Fin. Agy. Rev.,
 Multi-Family Hsg. III,
 Ser. A, A.M.T., F.R.D.D.          VMIG1          1.20          3/03/03       1,845          1,845,000
California Infrastructure &
 Econ. Dev. Bk. Ind. Dev. Rev.,
 G & G Specialty Foods Proj.,
 F.R.W.D.                          VMIG1          1.20          3/06/03       2,200          2,200,000
California Poll. Ctrl. Fin.
 Auth. Poll. Ctrl. Rev., Res.
 Recov., Wadham Engy., Ser. A,
 F.R.W.D., A.M.T.                  A-1+(c)        1.10          3/05/03       1,265          1,265,000
California Poll. Ctrl. Fin.
 Auth. Res. Recov. Rev.,
 Atlantic Richfield Co. Proj.,
 Ser. A, F.R.D.D.                  VMIG1          1.15          3/03/03       1,900          1,900,000
 Burney Forest Prods. Proj.,
 Ser. 88A, F.R.D.D., A.M.T.        P-1            1.14          3/03/03       1,000          1,000,000
California Poll. Ctrl. Fin.
 Auth. Sld. Wste. Disp. Rev.,
 Bos Farms Proj.,
 F.R.W.D., A.M.T.                  A-1+(c)        1.30          3/06/03       1,550          1,550,000
 Marborg Ind. Proj.,
 Ser. A, F.R.W.D., A.M.T.          NR             1.15          3/05/03       2,600          2,600,000
 Mission Trail Wste. Sys.,
 Ser. A, F.R.W.D., A.M.T.          NR             1.25          3/05/03       1,400          1,400,000
 Shell Oil Co. Martinez Proj.,
 Ser. 94-A, F.R.D.D., A.M.T.       VMIG1          1.15          3/03/03         400            400,000

    6                                      See Notes to Financial Statements

  Prudential California Municipal Fund     California Money Market Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                          Principal
                                   Moody's        Interest     Maturity   Amount          Value
Description (a)                    Rating         Rate         Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
 South Lake Refuse Co. Proj.
 Ser. 02A, F.R.W.D., A.M.T.        NR             1.25%         3/05/03   $   3,250       $  3,250,000
 Western Sky Dairy Proj.,
 Ser. 2001A, F.R.W.D., A.M.T.      A-1+(c)        1.10          3/06/03       5,000          5,000,000
California St. Dept. Wtr. Res.
 Pwr. Sup. Rev.,
 Ser. 764, F.S.A., F.R.W.D.        A-1(c)         1.08          3/06/03       5,000          5,000,000
 Ser. B-2, F.R.D.D.                VMIG1          1.20          3/03/03       5,900          5,900,000
 Ser. C-4, T.E.C.P.                VMIG1          1.80          3/13/03      15,000         15,000,000
California St.,
 G.O., Mun. Secs. Trust Rcpts,
 Ser. SGA 135, A.M.B.A.C.,
 T.C.R.S., F.R.D.D.                A-1+(c)        1.15          3/03/03       5,770          5,770,000
 G.O., Ser. 384, F.G.I.C.          VMIG1          1.25         10/30/03       6,995          6,995,000
 G.O., Ser. A47, M.E.R.L.O.T,
 M.B.I.A., F.R.W.D.                VMIG1          1.07          3/05/03       3,185          3,185,000
 Putters G.O., Ser. 239Z,
 A.M.B.A.C., T.C.R.S., F.R.W.D.,
 A.M.T.                            A-1+(c)        1.23          3/06/03       3,905          3,905,000
 Ser. A, A.M.B.A.C.,
 M.E.R.L.O.T.                      VMIG1          1.12          3/05/03       5,000          5,000,000
California Statewide Cmntys.
 Dev. Auth.,
 Biola Univ., Ser. A, F.R.W.D.     VMIG1          1.10          3/06/03       8,600          8,600,000
 Kaiser Permanente, Ser. 2001A,
 A.N.N.M.T.                        VMIG2          1.38          1/02/04       3,000          3,000,000
 Kaiser Permanente, Ser. 2001B,
 A.N.N.M.T.                        VMIG2          1.70          7/01/03       6,500          6,500,000
California Statewide Cmntys.
 Dev. Auth. Sld. Wste. Facs.
 Rev., Chevron USA Inc. Proj.,
 F.R.D.D., A.M.T.                  P-1            1.15          3/03/03       1,000          1,000,000
California Statewide Cmntys.
 Dev. Corp. Rev.,
 Ind. Dev. Propak-California,
 Ser. 94B, F.R.W.D., A.M.T.        A-1+(c)        1.15          3/05/03       1,400          1,400,000

    See Notes to Financial Statements                                      7

  Prudential California Municipal Fund     California Money Market Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                          Principal
                                   Moody's        Interest     Maturity   Amount          Value
Description (a)                    Rating         Rate         Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
 Ind. Dev. Dix Metals Proj.,
 Ser. 98B, F.R.W.D., A.M.T.        NR             1.15%         3/05/03   $   4,815       $  4,815,000
Kern Cnty. Superintendent of
 Sch., Ser. 96A, C.O.P.,
 F.R.W.D.                          A-1+(c)        1.15          3/06/03       3,750          3,750,000
Lancaster Sch. Dist., Rfdg.
 Proj., C.O.P., F.S.A.             Aaa            4.30          4/01/03         385            386,058
Lassen Mun. Util. Dist. Rev.,
 Rfdg. Rev., Ser. 96A, F.R.W.D.,
 A.M.T.                            VMIG1          1.19          3/06/03       6,800          6,800,000
Los Angeles Cmnty. Redev. Agy.
 Multi-Fam. Hsg. Rev., Pico
 Union Scattered Site Apts.,
 G.N.M.A., A.M.T.                  VMIG1          1.25          6/16/03       5,630          5,630,000
Los Angeles Multi-Fam. Rev.,
 Colonial Apts. Proj., Ser. N,
 A.M.T.                            A-1+(c)        1.32          6/03/03      10,000         10,000,000
Los Angeles Uni. Sch. Dist.,
 G.O., Ser. B12, M.B.I.A.,
 F.R.W.D., M.E.R.L.O.T.            VMIG1          1.07          3/05/03       4,600          4,600,000
Los Angeles Wste. Wtr. Sys. Rev.   P-1            1.05          5/15/03       7,500          7,500,000
Mun. Secs. Trust Cert., Pr.
 Hwy.,
 Ser. 2000-91, Cl. A, M.B.I.A.,
 F.R.D.D.                          A-1+(c)        1.15          3/03/03       1,000          1,000,000
 Ser. 2001-136, Trust Cert., Cl.
 A, F.G.I.C., F.R.D.D., A.M.T.     A-1(c)         1.15          3/03/03         600            600,000
Newman Cap. III Trust, Ser.
 2002-21., Cl. A                   NR             1.28          3/06/03      10,000         10,000,000
Orange Cnty. Impvt. Bd. Act.
 1915, Assmt. Dist. No. 01-1,
 Ser. A, F.R.D.D.                  VMIG1          1.10          3/03/03       2,000          2,000,000
Puerto Rico Comnwlth.,
 Ser. A107, M.E.R.L.O.T.           A-1(a)         1.02          3/05/03       3,735          3,735,000
 Ser. EE, M.B.I.A., M.E.R.L.O.T.   VMIG1          1.02          3/05/03       2,135          2,135,000
Riverside Ind. Dev. Auth. Ind.
 Dev. Rev., Trademark Plastics
 Inc. Proj., F.R.W.D., A.M.T.      VMIG1          1.20          3/06/03       4,275          4,275,000

    8                                      See Notes to Financial Statements

  Prudential California Municipal Fund     California Money Market Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

                                                                          Principal
                                   Moody's        Interest     Maturity   Amount          Value
Description (a)                    Rating         Rate         Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Roaring Fork Mun. Prods. LLC,
 Ser. 00-22, Cl. A, F.R.W.D.,
 A.M.T.                            VMIG1          1.19%         3/06/03   $   5,500       $  5,500,000
 Ser. 01-12, Cl. A, F.R.W.D.,
 A.M.T.                            A-1+(c)        1.19          3/06/03       6,560          6,560,000
 Ser. 01-2, Cl. A, F.R.W.D.,
 A.M.T.                            A-1+(c)        1.19          3/06/03       6,620          6,620,000
Sacramento Cnty., G.O.,
 Ser. 02A, T.R.A.N.                MIG1           3.00          8/01/03      12,500         12,566,744
San Diego Cnty. & Sch. Dist.,
 T.R.A.N., Ser. 02B                MIG1           3.00          7/31/03      10,000         10,051,103
San Diego Cnty., Friends of
 Chabad, C.O.P., F.R.W.D.          NR             1.10          3/06/03       1,500          1,500,000
San Francisco City & Cnty.
 Redev. Agy. Multi-Fam. Rev.,
 Orlando Cepeda Place, Ser. 00D,
 F.R.W.D., A.M.T.                  A-1+(c)        1.10          3/06/03      15,800         15,800,000
San Mateo Cnty. Hsg. Auth.
 Multi-Fam. Hsg. Rev., Pacific
 Oaks Apts. Proj., Ser. 87A,
 F.R.W.D., A.M.T.                  VMIG1          1.20          3/05/03       2,600          2,600,000
University Rev., Multiple
 Purp. Proj.                       P-1            1.00          4/07/03       5,000          5,000,000
                                                                                          ------------
Total Investments  100.1%
 (cost $245,183,223(d))                                                                    245,183,223
Liabilities in excess of other
 assets  (0.1%)                                                                               (281,250)
                                                                                          ------------
Net Assets  100%                                                                          $244,901,973
                                                                                          ------------
                                                                                          ------------

    See Notes to Financial Statements                                      9

  Prudential California Municipal Fund     California Money Market Series
        Portfolio of Investments as of February 28, 2003 (Unaudited) Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation.
     A.M.T.--Alternative Minimum Tax.
     A.N.N.M.T.--Annual Mandatory Tender.
     B.A.N.--Bond Anticipation Note.
     C.O.P.--Certificates of Participation.
     F.G.I.C.--Financial Guaranty Insurance Company.
     F.R.D.D.--Floating Rate (Daily) Demand Note (b).
     F.R.W.D--Floating Rate (Weekly) Demand Note (b).
     F.S.A.--Financial Security Assurance.
     G.N.M.A.--Government National Mortgage Association.
     G.O.--General Obligation.
     M.B.I.A.--Municipal Bond Insurance Association.
     M.E.R.L.O.T.--Municipal Exempt Receipt--Liquid Optional Tender.
     T.C.R.S.--Transferable Custodial Receipts.
     T.E.C.P.--Tax Exempt Commercial Paper.
     T.R.A.N.--Tax & Revenue Anticipation Note.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

    10                                     See Notes to Financial Statements

       Prudential California Municipal Fund     California Money Market Series
             Statement of Assets and Liabilities (Unaudited)

                                                                 February 28, 2003
----------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market value     $ 245,183,223
Cash                                                                      41,254
Interest receivable                                                      959,582
Receivable for Series shares sold                                        879,455
Other assets                                                               5,591
                                                                 -----------------
      Total assets                                                   247,069,105
                                                                 -----------------
LIABILITIES
Payable for Series shares reacquired                                   1,941,907
Management fee payable                                                    95,326
Accrued expenses                                                          72,098
Distribution fee payable                                                  23,832
Deferred trustees' fees                                                   17,209
Dividends payable                                                         16,760
                                                                 -----------------
      Total liabilities                                                2,167,132
                                                                 -----------------
NET ASSETS                                                         $ 244,901,973
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value                $   2,449,020
   Paid-in capital in excess of par                                  242,452,953
                                                                 -----------------
Net assets, February 28, 2003                                      $ 244,901,973
                                                                 -----------------
                                                                 -----------------
Net asset value, offering price and redemption price per share
   ($244,901,973 / 244,901,973 shares of beneficial interest
   issued and outstanding; unlimited number of shares
   authorized)                                                             $1.00
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     11

       Prudential California Municipal Fund     California Money Market Series
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $ 1,890,288
                                                                 -----------------
Expenses
   Management fee                                                       653,103
   Distribution fee                                                     163,276
   Custodian's fees and expenses                                         39,000
   Transfer agent's fees and expenses                                    28,000
   Reports to shareholders                                               25,000
   Legal fees and expenses                                               14,000
   Registration fees                                                     10,000
   Audit fee                                                              7,000
   Trustees' fees                                                         6,000
   Miscellaneous                                                          5,564
                                                                 -----------------
      Total expenses                                                    950,943
   Less: Custodian fee credit (Note 1)                                     (286)
                                                                 -----------------
       Net expenses                                                     950,657
                                                                 -----------------
Net investment income                                                   939,631
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $   939,631
                                                                 -----------------
                                                                 -----------------

    12                                     See Notes to Financial Statements

       Prudential California Municipal Fund     California Money Market Series
             Statement of Changes in Net Assets (Unaudited)

                                                  Six Months             Year
                                                     Ended               Ended
                                               February 28, 2003    August 31, 2002
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                         $     939,631      $     2,681,034
   Net realized gain on investment
      transactions                                          --                8,663
                                               -----------------    ---------------
   Net increase in net assets resulting from
      operations                                       939,631            2,689,697
                                               -----------------    ---------------
Dividends and distributions (Note 1)                  (939,631)          (2,689,697)
                                               -----------------    ---------------
Series share transactions (at $1 per share)
   Net proceeds from shares sold                   445,846,526        1,043,084,045
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    937,373            2,636,045
   Cost of shares reacquired                      (443,187,310)      (1,098,600,257)
                                               -----------------    ---------------
   Net increase (decrease) in net assets
      from Series share transactions                 3,596,589          (52,880,167)
                                               -----------------    ---------------
Total increase (decrease)                            3,596,589          (52,880,167)
NET ASSETS
Beginning of period                                241,305,384          294,185,551
                                               -----------------    ---------------
End of period                                    $ 244,901,973      $   241,305,384
                                               -----------------    ---------------
                                               -----------------    ---------------

    See Notes to Financial Statements                                     13

       Prudential California Municipal Fund     California Money Market Series
             Notes to Financial Statements (Unaudited)

      Prudential California Municipal Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series: California Series, California Income Series and California Money Market Series. These financial statements relate to California Money Market Series (the 'Series'). The financial statements of the other series are not presented herein. The Series commenced investment operations on March 3, 1989.

      The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from California state and federal income taxes with the minimum risk by investing in 'investment grade' tax-exempt securities having a maturity of 13 months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    Portfolio securities of the Series are valued at
amortized cost, which approximates market value. The amortized cost involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. If the amortized cost method is determined not to represent fair value, the value shall be determined by or under the direction of the Board of Directors.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. The Series amortizes premiums and accretes discounts on purchases of portfolio securities as adjustments to interest income. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Federal Income Taxes:    For federal income tax purposes, each Series in
the Fund is treated as a separate taxpaying entity. It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income and net realized short-term capital gains or losses. Payment of

       Prudential California Municipal Fund     California Money Market Series
             Notes to Financial Statements (Unaudited) Cont'd.

dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested assets earn credits which reduce the fees charged by the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI' or 'Manager'). Pursuant to a subadvisory agreement between PI and Prudential Investment Management,Inc. ('PIM' or 'Subadviser'), PIM furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, PIM, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objective and policies. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' shares pursuant to a plan of distribution regardless of expenses actually incurred by PIMS. The Series pays PIMS for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent and during the six months ended February 28, 2003, the Series incurred fees of approximately $27,100 for the services of PMFS. As of February 28, 2003, approximately $4,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
                                                                          15

       Prudential California Municipal Fund     California Money Market Series
             Financial Highlights (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                 February 28, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $    1.00
Net investment income and net realized gains                                --(b)
Dividends and distributions                                                 --(b)
                                                                 -----------------
Net asset value, end of period                                       $    1.00
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(a):                                                           .36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 244,902
Average net assets (000)                                             $ 263,406
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               .73%(c)
   Expenses, excluding distribution and service (12b-1) fees               .60%(c)
   Net investment income                                                   .72%(c)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
(b) Less than $.005 per share.
(c) Annualized.

    16                                     See Notes to Financial Statements

       Prudential California Municipal Fund     California Money Market Series
             Financial Highlights (Unaudited) Cont'd.

                           Year Ended August 31,
----------------------------------------------------------------------------
   2002           2001           1999           1998           1997
----------------------------------------------------------------------------
 $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
      .01            .03            .03            .02            .03
     (.01)          (.03)          (.03)          (.02)          (.03)
----------     ----------     ----------     ----------     ----------
 $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
----------     ----------     ----------     ----------     ----------
----------     ----------     ----------     ----------     ----------
      .97%          2.65%          2.83%          2.34%          2.81%
 $241,305       $294,186       $275,567       $265,473       $301,278
 $277,745       $281,475       $299,602       $289,155       $287,250
      .73%           .73%           .70%           .71%           .72%
      .61%           .60%           .58%           .59%           .60%
      .97%          2.59%          2.77%          2.30%          2.77%

    See Notes to Financial Statements                                     17

Prudential California Municipal Fund
    California Money Market Series

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports-or other financial materials-and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-sometimes very suddenly-in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                           www.prudential.com    (800) 225-1852

Getting the Most from Your Prudential Mutual Fund

Leverage: The use of borrowed assets to
enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment.
While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values;
often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign
company or government on the U.S. market and denominated in U.S. dollars.

Prudential California Municipal Fund
    California Money Market Series

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual
Funds, you receive financial advice from a Prudential Securities Financial Advisor or
Pruco Securities registered representative.
Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS
RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge-sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals-not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance-not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and
selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                         www.prudential.com   (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

TRUSTEES
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment
   Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

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The views expressed in this report and
information about the Series' portfolio
holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of February 28, 2003, were not audited and, accordingly, no opinion is expressed on them.

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

Prudential Financial (LOGO)


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